UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds

(Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: February 28

Date of reporting period: 08/31/19

Item 1. Reports to Stockholders.

Shareholder Report For the One Month Ended 8/31/2019 Annual Report 7/31/2019

Invesco
Oppenheimer
Intermediate
Income Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Intermediate Income Fund (Oppenheimer Corporate Bond Fund prior to January 14, 2019). See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
1-Month	2.27%	(2.06)%	2.59%
1-Year	9.67	5.04	10.17
5-Year	3.08	2.19	3.35
Since Inception (8/2/10)	4.96	4.46	3.48

3      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Aggregate Bond Index
1-Year	7.52%	2.98%	8.08%
5-Year	2.93%	2.05%	3.05%
Since Inception (8/2/10)	4.75	4.25	3.22

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Fund Performance Discussion

MARKET OVERVIEW

Over the year ending July 31, 2019, the U.S. economy continued to grow, albeit at a slower pace, and market volatility returned amidst international economic and geopolitical concerns. Please note that the fiscal year-end for the Fund has changed from July 31 to February 28. The below is a discussion of the Fund’s performance as of its last fiscal year ended July 31, 2019.

With U.S. GDP growth averaging about 3%, the unemployment rate remaining at historical lows, and inflation quite muted, the Federal Reserve (Fed) raised interest rates four times in 2018 – marking nine rate increases in total since initiating the normalization process in December 2015. Yet waning fiscal stimulus, uncertainty around trade policy, and a slowdown in the world economy triggered market volatility on fears the Fed might be raising interest rates too rapidly. As growth expectations recalibrated, the market sold off for much of the third quarter of 2018.

While markets were mollified by higher than expected U.S. economic growth and solid corporate earnings in the first quarter, global growth trends declined. Trade tensions continued to escalate between the U.S. and China throughout the second quarter, and the Brexit process remained unresolved. In an environment of heightened uncertainty, downside growth risks, and low inflation, business investment slowed and

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

5      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

confidence weakened – leading global central banks to assume a more accommodative stance. In the U.S., the Federal Reserve ended balance sheet normalization ahead of schedule and at the end of July announced its first rate cut since 2008. The Fed decided to cut the Fed Funds target rate by 25 basis points, ending the period in a range of 2.00% - 2.25%.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of 7.52% this reporting period, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index’s (the “Index”) return of 8.08%.

Over the period, the primary detractor from performance versus the Index was an allocation to senior loans. Security selection within Investment Grade Credit was the top contributor to performance for the period versus the Index.

Effective January 14, 2019, the Fund transitioned its investment approach from an investment grade corporate bond strategy to an intermediate income strategy, generally investing at least 65% in investment grade securities including corporate bonds, mortgage and asset-backed securities, as well as government securities, and up to 35% in higher-income potential asset classes, including high-yield bonds, senior loans, preferred securities, municipal bonds, international and emerging market debt, and event-linked (catastrophe) bonds.

STRATEGY & OUTLOOK

Interest rate expectations have downshifted as the Fed has communicated its commitment to a supportive policy stance in the face of low inflation, growth moderation, and trade policy uncertainty. We anticipate the Fed may decrease rates twice this year overall, and with inflation below target and likely to remain so until 2020, we think we could potentially see additional cuts again next year.

While the recent yield curve inversion was disconcerting, we note that such temporary distortions are not typically what cause recessions. Lower funding costs are a positive for risk assets overall, and once the current market turbulence recedes, we largely expect a steady state to prevail. Our positive credit creation outlook is unchanged, and we anticipate that will continue. We expect consumption to remain resilient, in response to a solid job market, wage gains, low household leverage, and continued confidence. That said, we acknowledge vulnerability to slowing global growth, and are on the lookout for potential spillover effects from trade tensions, particularly as we still believe we reside in the fourth quarter of the credit cycle overall.

6      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN ISSUERS/HOLDINGS

Commercial Banks	8.2%
Oil, Gas & Consumable Fuels	4.4
Capital Markets	2.6
Electric Utilities	2.2
Real Estate Investment Trusts (REITs)	2.1
Diversified Telecommunication Services	1.9
Food Products	1.8
Insurance	1.7
Media	1.6
Beverages	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on net assets.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	50.0%
Asset-Backed Securities	19.5
Investment Companies	9.9
Mortgage-Backed Obligations
Government Agency	3.8
Non-Agency	5.0
U.S. Government Obligations	5.2
Short-Term Notes	4.6
Preferred Stocks	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2019, and are based on the total market value of investments.

CORPORATE BONDS & NOTES - TOP TEN ISSUERS/HOLDINGS

Commercial Banks	8.0%
Oil, Gas & Consumable Fuels	4.1
Capital Markets	2.6
Electric Utilities	2.0
Insurance	1.9
Diversified Telecommunication Services	1.9
Food Products	1.8
Media	1.6
Real Estate Investment Trusts (REITs)	1.5
Beverages	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2019, and are based on net assets.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	47.5%
Asset-Backed Securities	19.2
Investment Companies	11.5
Mortgage-Backed Obligations
Government Agency	4.9
Non-Agency	5.0
U.S. Government Obligations	5.1
Short-Term Notes	4.7
Preferred Stocks	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

7      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/19

	Inception Date	1-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	2.27%	9.67%	3.08%	4.96%
Class C (OFICX)	8/2/10	2.14	8.70	2.28	4.12
Class R (OFINX)	8/2/10	2.17	9.23	2.79	4.65
Class Y (OFIYX)	8/2/10	2.35	10.05	3.37	5.19
Class R5 (IOTEX)[1]	5/24/19	2.31	9.65	3.07	4.96
Class R6 (OFIIX)	11/28/12	2.29	10.06	3.53	4.00
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/19
	Inception Date	1-Month	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	2.06%	5.04%	2.19%	4.46%
Class C (OFICX)	8/2/10	1.14	7.70	2.28	4.12
Class R (OFINX)	8/2/10	2.17	9.23	2.79	4.65
Class Y (OFIYX)	8/2/10	2.35	10.05	3.37	5.19
Class R5 (IOTEX)[1]	5/24/19	2.31	9.65	3.07	4.96
Class R6 (OFIIX)	11/28/12	2.29	10.06	3.53	4.00
AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/19
	Inception Date	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	7.52%	2.93%	4.75%
Class C (OFICX)	8/2/10	6.52	2.15	3.91
Class R (OFINX)	8/2/10	7.06	2.66	4.44
Class Y (OFIYX)	8/2/10	7.71	3.19	4.97
Class R5 (IOTEX)[1]	5/24/19	7.44	2.92	4.74
Class R6 (OFIIX)[2]	11/28/12	7.80	3.38	3.70
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/19
	Inception Date	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	2.98%	2.05%	4.25%
Class C (OFICX)	8/2/10	5.52	2.15	3.91
Class R (OFINX)	8/2/10	7.06	2.66	4.44
Class Y (OFIYX)	8/2/10	7.71	3.19	4.97
Class R5 (IOTEX)[1]	5/24/19	7.44	2.92	4.74
Class R6 (OFIIX)[2]	11/28/12	7.80	3.38	3.70

8      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

9      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Actual	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During 6 Months Ended August 31, 2019[1,2]
Class A	$1,000.00	$1,081.80	$3.83
Class C	1,000.00	1,075.30	8.54
Class R	1,000.00	1,077.90	5.92
Class Y	1,000.00	1,083.00	2.25
Class R5	1,000.00	1,081.50	1.30
Class R6	1,000.00	1,083.60	2.04

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.47	3.72
Class C	1,000.00	1,016.94	8.30
Class R	1,000.00	1,019.46	5.75
Class Y	1,000.00	1,022.97	2.19
Class R5	1,000.00	1,022.82	2.34
Class R6	1,000.00	1,023.18	1.99

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 99/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 1-month period ended August 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to August 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.73%
Class C	1.63
Class R	1.13
Class Y	0.43
Class R5	0.46
Class R6	0.39

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

13      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Actual	Beginning Account Value February 1, 2019	Ending Account Value July 31, 2019	Expenses Paid During 6 Months Ended July 31, 2019[1,2]
Class A	$1,000.00	$1,063.30	$3.84
Class C	1,000.00	1,057.60	8.45
Class R	1,000.00	1,060.20	5.89
Class Y	1,000.00	1,064.90	2.31
Class R5	1,000.00	1,062.60	0.83
Class R6	1,000.00	1,065.10	2.10

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.08	3.77
Class C	1,000.00	1,016.61	8.28
Class R	1,000.00	1,019.09	5.77
Class Y	1,000.00	1,022.56	2.26
Class R5	1,000.00	1,022.66	2.16
Class R6	1,000.00	1,022.76	2.06

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense r atio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 68/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.75%
Class C	1.65
Class R	1.15
Class Y	0.45
Class R5	0.43
Class R6	0.41

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

14      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS August 31, 2019 Unaudited

	Principal Amount	Value
Asset-Backed Securities—19.4%
Auto Loan—17.5%
American Credit Acceptance Receivables Trust:
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	$250,000	$252,650
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	381,000	391,657
Series 2019-1, Cl. C, 3.50%, 4/14/25[1]	670,000	684,567
AmeriCredit Automobile Receivables Trust:
Series 2018-1, Cl. D, 3.82%, 3/18/24	550,000	568,837
Series 2019-1, Cl. C, 3.36%, 2/18/25	900,000	929,487
Series 2019-2, Cl. C, 2.74%, 4/18/25	305,000	309,754
Series 2019-2, Cl. D, 2.99%, 6/18/25	780,000	799,261
Carmax Auto Owner Trust, Series 2019-3, Cl. D, 2.85%, 1/15/26	250,000	253,841
CarMax Auto Owner Trust, Series 2018-1, Cl. D, 3.37%, 7/15/24	945,000	964,489
Credit Acceptance Auto Loan Trust:
Series 2017-2A, Cl. C, 3.35%, 6/15/26[1]	250,000	252,181
Series 2017-3A, Cl. B, 3.21%, 8/17/26[1]	250,000	253,464
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	500,000	509,562
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	200,000	204,804
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	900,000	938,994
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	900,000	932,273
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	925,000	961,671
Drive Auto Receivables Trust:
Series 2018-3, Cl. D, 4.30%, 9/16/24	900,000	930,787
Series 2019-1, Cl. D, 4.09%, 6/15/26	840,000	873,842
Series 2019-2, Cl. C, 3.42%, 6/16/25	1,000,000	1,025,983
Series 2019-2, Cl. D, 3.69%, 8/17/26	935,000	970,380
Series 2019-3, Cl. C, 2.90%, 8/15/25	575,000	581,464
Series 2019-3, Cl. D, 3.18%, 10/15/26	455,000	464,985
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	300,000	310,616
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	59,000	59,435
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	750,000	777,094
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	99,000	100,002
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	245,000	255,660
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	167,000	168,330
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	440,000	455,822
Series 2018-2A, Cl. D, 4.15%, 3/15/24[1]	270,000	279,240
Series 2019-1A, Cl. C, 3.61%, 11/15/24[1]	1,000,000	1,023,193
Series 2019-1A, Cl. D, 3.87%, 11/15/24[1]	660,000	682,216
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]	195,000	199,862
Series 2019-3A, Cl. C, 2.74%, 4/15/25[1]	900,000	911,379
Series 2019-3A, Cl. D, 2.96%, 4/15/25[1]	220,000	222,434
Exeter Automobile Receivables Trust:
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]	935,000	976,390
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]	477,000	487,301
Series 2019-2A, Cl. D, 3.71%, 3/17/25[1]	470,000	485,717
Series 2019-3A, Cl. C, 2.79%, 5/15/24[1]	900,000	908,848

16      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Auto Loan (Continued)
GM Financial Automobile Leasing Trust:
Series 2019-1, Cl. C, 3.56%, 12/20/22	$1,000,000	$1,022,515
Series 2019-1, Cl. D, 3.95%, 5/22/23	925,000	948,706
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 3.216% [US0001M+95], 5/28/24[1,2]	70,000	70,092
Series 2019-1, Cl. D, 3.716% [US0001M+145], 5/28/24[1,2]	65,000	64,970
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[1]	355,000	359,902
Santander Drive Auto Receivables Trust:
Series 2017-3, Cl. D, 3.20%, 11/15/23	900,000	911,299
Series 2019-1, Cl. C, 3.42%, 4/15/25	900,000	920,959
Series 2019-1, Cl. D, 3.65%, 4/15/25	920,000	950,460
Series 2019-2, Cl. D, 3.22%, 7/15/25	300,000	307,652
Series 2019-3, Cl. D, 2.68%, 10/15/25	500,000	504,611
Santander Retail Auto Lease Trust:
Series 2019-A, Cl. C, 3.30%, 5/22/23[1]	950,000	973,467
Series 2019-B, Cl. C, 2.77%, 8/21/23[1]	355,000	358,916
United Auto Credit Securitization Trust, Series 2019-1, Cl. C, 3.16%, 8/12/24[1]	230,000	231,612
Westlake Automobile Receivables Trust:
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	450,000	455,471
Series 2018-2A, Cl. E, 4.86%, 1/16/24[1]	450,000	462,477
Series 2018-3A, Cl. C, 3.61%, 10/16/23[1]	191,000	194,364
Series 2018-3A, Cl. D, 4.00%, 10/16/23[1]	900,000	927,472
Series 2019-1A, Cl. C, 3.45%, 3/15/24[1]	900,000	915,279
Series 2019-1A, Cl. D, 3.67%, 3/15/24[1]	500,000	510,544
Series 2019-2A, Cl. C, 2.84%, 7/15/24[1]	645,000	652,104

		34,101,344
Credit Card—0.5%
World Financial Network Credit Card Master Trust:
Series 2019-A, Cl. A, 3.14%, 12/15/25	220,000	226,355
Series 2019-B, Cl. A, 2.49%, 4/15/26	835,000	849,088

		1,075,443
Equipment—0.5%
CCG Receivables Trust:
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	505,000	519,759
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	125,000	128,723
CNH Equipment Trust, Series 2019-A, Cl. A4, 3.22%, 1/15/26	370,000	387,347

		1,035,829
Loans: Other—0.5%
Dell Equipment Finance Trust, Series 2019-1, Cl. C, 3.14%, 3/22/24[1]	985,000	1,005,445
Receivables: Other—0.4%
American Credit Acceptance Receivables Trust:
Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	215,000	219,105

17      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Receivables: Other (Continued)
American Credit Acceptance Receivables Trust: (Continued)
Series 2019-3, Cl. C, 2.76%, 9/12/25[1]	$485,000	$486,880

		705,985

Total Asset-Backed Securities (Cost $37,100,988)		37,924,046
Mortgage-Backed Obligations—8.8%
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	26,572	25,414
BANK, Interest-Only Stripped Mtg.-Backed Security, Series 2019-BN16, Cl. XA, 13.392%, 2/15/52[3]	2,393,632	176,625
Citigroup Commercial Mortgage Trust, Interest-Only
Commercial Mtg. Pass-Through Certificates, Series 2017-C4,
Cl. XA, 16.345%, 10/12/50[3]	6,431,762	432,727
COMM Mortgage Trust:
Series 2014-UBS4, Cl. AM, 3.968%, 8/10/47	407,000	437,716
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	900,000	967,892
Connecticut Avenue Securities:
Series 2013-C01, Cl. M2, 7.395% [US0001M+525], 10/25/23[2]	513,620	567,776
Series 2014-C01, Cl. M2, 6.545% [US0001M+440], 1/25/24[2]	850,000	924,307
Series 2014-C02, Cl. 1M2, 4.745% [US0001M+260], 5/25/24[2]	370,370	386,035
Series 2014-C03, Cl. 1M2, 5.145% [US0001M+300], 7/25/24[2]	808,866	849,510
Series 2014-C03, Cl. 2M2, 5.045% [US0001M+290], 7/25/24[2]	107,746	112,206
Series 2014-C04, Cl. 1M2, 7.045% [US0001M+490], 11/25/24[2]	422,491	459,594
Series 2014-C04, Cl. 2M2, 7.145% [US0001M+500], 11/25/24[2]	390,344	416,341
Series 2016-C02, Cl. 1M2, 8.145% [US0001M+600], 9/25/28[2]	382,938	414,784
Series 2016-C05, Cl. 2M2, 6.595% [US0001M+445], 1/25/29[2]	308,610	324,082
Connecticut Avenue Securities Trust:
Series 2018-R07, Cl. 1M2, 4.545% [US0001M+240], 4/25/31[1,2]	450,000	454,550
Series 2019-R01, Cl. 2M1, 2.995% [US0001M+85], 7/25/31[1,2]	473,161	473,856
Series 2019-R02, Cl. 1M1, 2.995% [US0001M+85], 8/25/31[1,2]	884,605	885,549
Series 2019-R02, Cl. 1M2, 4.445% [US0001M+230], 8/25/31[1,2]	210,000	212,104
Series 2019-R03, Cl. 1M2, 4.295% [US0001M+215], 9/25/31[1,2]	195,000	196,432
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 304, Cl. C45, 9.368%, 12/15/27[3]	188,192	13,291

18      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp., Multifamily Structured
Pass Through Certificates, Series K735, Cl. X1, 0.00%, 5/25/26[3,4]	$3,239,754	$185,882
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.- Backed Security:
Series K093, Cl. X1, 0.00%, 5/25/29[3,4]	2,559,252	203,288
Series K734, Cl. X1, 0.00%, 2/25/26[3,4]	3,069,126	113,351
Series KC03, Cl. X1, 0.00%, 11/25/24[3,4]	4,165,000	98,970
Federal Home Loan Mortgage Corp., Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security, Series 4316, Cl. JS, 0.00%, 1/15/44[3,4]	488,247	57,251
Federal Home Loan Mortgage Corp., STACR Trust:
Series 2019-HQA1, Cl. M1, 3.045% [US0001M+90], 2/25/49[1,2]	131,179	131,420
Series 2019-HRP1, Cl. M2, 3.545% [US0001M+140], 2/25/49[1,2]	190,000	189,855
Federal National Mortgage Assn., Alternative Credit Enhancement Securities, Interest-Only Stripped Mtg.-Backed Security, Series 2012-M18, Cl. X, 0.00%, 12/25/22[3,4]	21,245,592	158,802
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2015-57, Cl. LI, 6.151%, 8/25/35[3]	471,356	60,754
Series 2016-45, Cl. MI, 7.855%, 7/25/46[3]	130,526	24,323
Series 2017-60, Cl. LI, 0.00%, 8/25/47[3,4]	351,781	30,986
Series 2017-66, Cl. AS, 0.00%, 9/25/47[3,4]	1,697,547	258,510
FREMF Mortgage Trust:
Series 2012-K23, Cl. C, 3.782%, 10/25/45[1,5]	395,000	409,381
Series 2013-K28, Cl. C, 3.609%, 6/25/46[1,5]	390,000	403,654
Series 2013-K29, Cl. C, 3.601%, 5/25/46[1,5]	220,000	227,965
Series 2013-K32, Cl. C, 3.651%, 10/25/46[1,5]	450,000	464,864
Series 2014-K36, Cl. C, 4.504%, 12/25/46[1,5]	500,000	532,257
Series 2014-K38, Cl. B, 4.376%, 6/25/47[1,5]	280,000	304,310
Series 2014-K714, Cl. C, 3.986%, 1/25/47[1,5]	215,000	217,982
Series 2016-K54, Cl. C, 4.189%, 4/25/48[1,5]	290,000	306,409
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Series 2017-149, Cl. GS, 0.399%, 10/16/47[3]	947,058	147,810
JPMBB Commercial Mortgage Securities Trust, Series 2014-
C24, Cl. AS, 3.914%, 11/15/47[5]	200,000	213,997
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Cl. AS, 3.456%, 5/15/46	770,000	803,923
STACR Trust, Series 2018-HRP1, Cl. M2, 3.795% [US0001M+165], 4/25/43[1,2]	737,088	740,389
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.395% [US0001M+425], 11/25/23[2]	378,417	407,932
Series 2014-DN2, Cl. M3, 5.745% [US0001M+360], 4/25/24[2]	515,000	547,628

19      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2014-DN3, Cl. M3, 6.145% [US0001M+400], 8/25/24[2]	$537,509	$564,905
WaMu Mortgage Pass-Through Certificates Trust, Series 2005- AR14, Cl. 1A4, 4.168%, 12/25/35[5]	41,776	41,657
Wells Fargo Mortgage-Backed Securities Trust, Series 2006- AR2, Cl. 2A3, 5.005%, 3/25/36[5]	28,425	29,105
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[5]	450,000	488,697

Total Mortgage-Backed Obligations (Cost $16,915,035)		17,097,048
U.S. Government Obligation—5.1%
United States Treasury Nts., 1.50%, 8/15/26 (Cost $9,698,387)	10,000,000	10,030,864
Corporate Bonds and Notes—49.7%
Consumer Discretionary—7.3%
Auto Components—0.3%
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	495,000	503,044
Automobiles—1.3%
Daimler Finance North America LLC, 2.55%, 8/15/22[1]	481,000	483,051
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	403,000	453,852
General Motors Financial Co., Inc., 4.20% Sr. Unsec. Nts., 11/6/21	262,000	271,776
Harley-Davidson Financial Services, Inc., 2.55%, 6/9/22[1]	475,000	475,474
Hyundai Capital America, 4.30% Sr. Unsec. Nts., 2/1/24[1]	350,000	371,003
Volkswagen Group of America Finance LLC, 4.00%, 11/12/21[1]	482,000	499,181

		2,554,337
Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	492,000	514,755
Entertainment—0.5%
Netflix, Inc., 5.50% Sr. Unsec. Nts., 2/15/22	484,000	517,275
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	500,000	531,424

		1,048,699
Hotels, Restaurants & Leisure—0.8%
Aramark Services, Inc., 5.00%, 4/1/25[1]	479,000	496,076
International Game Technology plc, 6.50% Sr. Sec. Nts., 2/15/25[1]	470,000	518,175
Las Vegas Sands Corp., 3.50% Sr. Unsec. Nts., 8/18/26	372,000	380,695
McDonald’s Corp., 3.625% Sr. Unsec. Nts., 9/1/49	111,000	115,936

		1,510,882
Household Durables—0.7%
Lennar Corp., 4.75%, 5/30/25	413,000	443,975

20      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Household Durables (Continued)
Newell Brands, Inc., 5.50% Sr. Unsec. Nts., 4/1/46	$160,000	$173,814
Toll Brothers Finance Corp.:
4.375%, 4/15/23	619,000	648,402
4.875%, 3/15/27	175,000	190,750

		1,456,941
Internet & Catalog Retail—0.6%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	240,000	322,423
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	825,000	858,746

		1,181,169
Media—1.6%
CBS Corp., 4.20%, 6/1/29	239,000	263,964
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125% Sr. Sec. Nts., 7/1/49	130,000	142,561
Discovery Communications LLC, 4.125%, 5/15/29	289,000	309,479
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	534,000	577,223
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	420,000	422,526
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	486,000	499,973
WPP Finance 2010, 3.75%, 9/19/24	840,000	878,734

		3,094,460
Specialty Retail—0.9%
Advance Auto Parts, Inc., 4.50%, 12/1/23	450,000	484,895
Gap, Inc. (The), 5.95% Sr. Unsec. Nts., 4/12/21	470,000	489,581
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	697,000	731,364

		1,705,840
Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875%, 5/15/26[1]	515,000	545,478
Consumer Staples—3.9%
Beverages—1.5%
Anheuser-Busch InBev Worldwide, Inc., 8.20%, 1/15/39	650,000	1,045,926
Bacardi Ltd., 4.70%, 5/15/28[1]	811,000	901,986
Keurig Dr Pepper, Inc., 4.597%, 5/25/28	805,000	911,074
Molson Coors Brewing Co., 4.20%, 7/15/46	140,000	142,749

		3,001,735
Food & Staples Retailing—0.2%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	350,000	366,850
Food Products—1.8%
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	810,000	809,719
Conagra Brands, Inc., 5.40% Sr. Unsec. Nts., 11/1/48	400,000	474,955
Kraft Heinz Foods Co., 4.375%, 6/1/46	385,000	370,635

21      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
Lamb Weston Holdings, Inc., 4.875%, 11/1/26[1]	$489,000	$512,839
Smithfield Foods, Inc.:
2.70%, 1/31/20[1]	237,000	236,555
3.35%, 2/1/22[1]	287,000	287,920
5.20% Sr. Unsec. Nts., 4/1/29[1]	377,000	422,207
Tyson Foods, Inc., 5.10% Sr. Unsec. Nts., 9/28/48	261,000	325,365

		3,440,195
Tobacco—0.4%
Altria Group, Inc., 3.875%, 9/16/46	355,000	349,359
BAT Capital Corp., 3.557%, 8/15/27	485,000	497,479

		846,838
Energy—4.4%
Oil, Gas & Consumable Fuels—4.4%
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	226,000	233,098
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/1/27	239,000	253,354
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	382,000	392,916
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	285,000	297,866
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 3/15/29	236,000	251,085
Continental Resources, Inc., 4.375%, 1/15/28	265,000	272,267
DCP Midstream Operating LP, 5.125%, 5/15/29	475,000	487,492
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	170,000	189,152
Energy Transfer Operating LP:
4.25%, 3/15/23	435,000	457,225
5.30%, 4/15/47	389,000	423,592
6.625% [US0003M+415.5] Jr. Sub. Nts.[2,6]	97,000	92,055
EnLink Midstream LLC, 5.375%, 6/1/29	500,000	490,500
Enterprise Products Operating LLC, 4.20%, 1/31/50	173,000	189,028
EQT Corp., 3.00% Sr. Unsec. Nts., 10/1/22	267,000	255,715
Kinder Morgan, Inc., 5.20%, 3/1/48	351,000	413,723
Marathon Petroleum Corp., 4.50% Sr. Unsec. Nts., 4/1/48	105,000	111,972
Midwest Connector Capital Co. LLC, 3.90%, 4/1/24[1]	491,000	516,655
Newfield Exploration Co., 5.625%, 7/1/24	425,000	468,578
Occidental Petroleum Corp.:
2.90% Sr. Unsec. Nts., 8/15/24	519,000	524,445
3.50% Sr. Unsec. Nts., 8/15/29	237,000	241,659
ONEOK, Inc., 4.35%, 3/15/29	236,000	255,646
Rockies Express Pipeline LLC, 4.95% Sr. Unsec. Nts., 7/15/29[1]	244,000	249,109
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	705,000	748,797
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.50%, 7/15/27[1]	500,000	543,750
Valero Energy Corp., 4.00% Sr. Unsec. Nts., 4/1/29	230,000	245,643

		8,605,322
Financials—16.0%
Capital Markets—2.6%
Blackstone Holdings Finance Co. LLC, 3.15%, 10/2/27[1]	125,000	130,644

22      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Capital Markets (Continued)
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	$96,000	$102,012
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Nts.[2,6]	200,000	202,804
Credit Suisse Group AG:
3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[1,2]	189,000	201,497
7.125% [USSW5+510.8] Jr. Sub. Nts.[1,2,6]	200,000	212,579
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 6/9/23	300,000	315,166
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Nts.[2,6]	226,000	242,103
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	301,000	315,323
5.00% [US0003M+287.4] Jr. Sub. Nts.[2,6]	150,000	148,634
5.15% Sub. Nts., 5/22/45	200,000	244,247
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Nts.[1,2,6]	220,000	221,712
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[1,2]	251,000	266,268
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	415,000	449,021
5.00% Sub. Nts., 11/24/25	424,000	478,763
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	137,000	142,791
Plains All American Pipeline LP/PAA Finance Corp., 4.50% Sr. Unsec. Nts., 12/15/26	290,000	311,191
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	195,000	205,814
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Nts.[2,6]	135,000	138,580
TD Ameritrade Holding Corp., 2.75% Sr. Unsec. Nts., 10/1/29	222,000	226,322
UBS Group Funding Switzerland AG:
4.125%, 9/24/25[1]	250,000	272,290
7.00% [USSW5+434.4][1,2,6]	125,000	132,656

		4,960,417
Commercial Banks—8.2%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[1,2]	350,000	364,984
Banco Bilbao Vizcaya Argentaria S.A., 6.50% [H15T5Y+519.2] Jr. Sub. Nts.[2,6]	343,000	347,248
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	256,000	270,397
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[2]	188,000	212,364
6.30% [US0003M+455.3] Jr. Sub. Nts.[2,6]	257,000	290,309
7.75% Sub. Nts., 5/14/38	271,000	423,630
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	239,000	251,771
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	299,000	313,541
Barclays plc:
7.875% [USSW5+677.2] Jr. Sub. Nts.[1,2,6]	75,000	78,191
8.00% [H15T5Y+567.2] Jr. Sub. Nts.[2,6]	94,000	97,832

23      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
BBVA USA, 2.50% Sr. Unsec. Nts., 8/27/24	$388,000	$389,469
BNP Paribas SA:
4.375% [USSW5+148.3] Sub. Nts., 3/1/33[1,2]	205,000	218,240
7.625% [USSW5+631.4] Jr. Sub. Nts.[1,2,6]	260,000	275,041
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	195,000	209,226
Canadian Imperial Bank of Commerce, 3.10% Sr. Unsec. Nts., 4/2/24	468,000	485,985
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Nts.[2,6]	185,000	188,165
Citigroup, Inc.:
3.668% [US0003M+139] Sr. Unsec. Nts., 7/24/28[2]	300,000	321,886
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	144,000	176,082
4.45% Sub. Nts., 9/29/27	300,000	330,430
5.95% [US0003M+390.5] Jr. Sub. Nts.[2,6]	225,000	240,942
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	232,000	235,656
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Nts.[2,6]	91,000	92,845
Cooperatieve Rabobank UA, 2.75% Sr. Unsec. Nts., 1/10/23	330,000	339,078
Credit Agricole SA:
4.375% Sub. Nts., 3/17/25[1]	355,000	378,700
8.125% [USSW5+618.5] Jr. Sub. Nts.[1,2,6]	257,000	300,474
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Nts.[2,6]	95,000	95,570
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	150,000	161,695
First Republic Bank, 4.375% Sub. Nts., 8/1/46	132,000	148,269
Ford Motor Credit Co. LLC, 3.336% Sr. Unsec. Nts., 3/18/21	501,000	504,423
Fortis, Inc., 3.055% Sr. Unsec. Nts., 10/4/26	186,000	190,595
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[2]	100,000	104,958
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	165,000	184,287
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Nts.[2,6]	95,000	96,137
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Nts.[1,2,6]	270,000	285,167
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	263,000	282,179
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	524,000	570,688
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[2]	258,000	274,211
3.897% [US0003M+122] Sr. Unsec. Nts., 1/23/49[2]	265,000	305,142
6.10% [US0003M+333] Jr. Sub. Nts.[2,6]	135,000	145,897
6.125% [US0003M+333] Jr. Sub. Nts.[2,6]	223,000	240,163
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	230,000	242,593
Lloyds Bank plc, 2.25% Sr. Unsec. Nts., 8/14/22	385,000	385,691
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Nts.[1,2,6]	445,000	467,806
National Australia Bank, 3.933% [H15T5Y+188] Sub. Nts., 8/2/34[1,2,7]	230,000	238,047
Nordea Bank Abp:
4.625% [USSW5+169] Sub. Nts., 9/13/33[1,2]	205,000	226,238
6.625% [H15T5Y+411] Jr. Sub. Nts.[1,2,6]	200,000	213,671
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	438,000	490,805

24      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Commercial Banks (Continued)
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	$147,000	$149,641
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	306,000	325,884
Santander Holdings USA, Inc., 3.50% Sr. Unsec. Nts., 6/7/24	388,000	401,586
Societe Generale SA:
3.875% Sr. Unsec. Nts., 3/28/24[1]	374,000	394,547
7.375% [USSW5+623.8] Jr. Sub. Nts.[1,2,6]	265,000	279,244
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	115,000	120,307
4.05% Sr. Unsec. Nts., 11/3/25	144,000	158,199
SunTrust Banks, Inc., 5.125% [US0003M+278.6] Jr. Sub. Nts.[2,6]	191,000	190,694
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	185,000	185,717
US Bancorp, 3.10% Sub. Nts., 4/27/26	160,000	167,946
Wachovia Capital Trust III, 5.57% [US0003M+93][2,6]	190,000	190,289
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	223,000	239,330
4.75% Sub. Nts., 12/7/46	183,000	224,831
5.90% [US0003M+311] Jr. Sub. Nts., Series S2,6	185,000	197,620

		15,912,553
Consumer Finance—1.0%
American Express Co.:
3.125% Sr. Unsec. Nts., 5/20/26	289,000	303,854
4.90% [US0003M+328.5] Jr. Sub. Nts.[2,6]	374,000	374,569
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	130,000	134,165
3.80% Sr. Unsec. Nts., 1/31/28	135,000	144,056
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	142,000	149,602
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	360,000	383,545
Vistra Operations Co. LLC, 5.625% Sr. Unsec. Nts., 2/15/27[1]	460,000	488,750

		1,978,541
Diversified Financial Services—0.3%
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	368,000	409,618
Peachtree Corners Funding Trust, 3.976%, 2/15/25[1]	116,000	122,654

		532,272
Insurance—1.7%
Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	255,000	321,032
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	171,000	183,754
Boardwalk Pipelines LP, 4.95%, 12/15/24	445,000	478,757
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	246,000	243,081
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	252,000	263,415
Hartford Financial Services Group, Inc. (The):
4.283% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[1,2]	108,000	91,964
4.40% Sr. Unsec. Nts., 3/15/48	192,000	224,471
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	198,000	212,995

25      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Insurance (Continued)
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	$167,000	$175,876
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	121,000	145,204
MetLife, Inc., 5.875% [US0003M+295.9] Jr. Sub. Nts.[2,6]	100,000	107,340
Principal Financial Group, Inc., 3.70%, 5/15/29	284,000	308,947
Prudential Financial, Inc.:
4.35% Sr. Unsec. Nts., 2/25/50	187,000	223,672
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	225,000	236,029
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]	135,000	144,245

		3,360,782

Real Estate Investment Trusts (REITs)—2.1%
American Tower Corp., 3.60% Sr. Unsec. Nts., 1/15/28	830,000	880,781
Brixmor Operating Partnership LP, 4.125% Sr. Unsec. Nts., 5/15/29	244,000	264,194
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	720,000	764,541
Essex Portfolio LP, 3.00%, 1/15/30[7]	223,000	229,167
Kite Realty Group LP, 4.00% Sr. Unsec. Nts., 10/1/26	326,000	327,365
Lamar Media Corp., 5.75%, 2/1/26	460,000	489,325
Regency Centers LP, 2.95%, 9/15/29	340,000	344,705
VEREIT Operating Partnership LP, 4.625%, 11/1/25	777,000	856,027

		4,156,105

Thrifts & Mortgage Finance—0.1%
Nationwide Building Society, 3.96% [US0003M+185.5] Sr. Unsec. Nts., 7/18/30[2]	229,000	241,300

Health Care—2.9%
Biotechnology—0.5%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	383,000	399,690
4.875% Sr. Unsec. Nts., 11/14/48	205,000	228,735
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	140,000	163,942
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	145,000	174,985

		967,352

Health Care Equipment & Supplies—0.7%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	267,000	286,278
Boston Scientific Corp., 4.00% Sr. Unsec. Nts., 3/1/28	462,000	508,956
Hologic, Inc., 4.375%, 10/15/25[1]	508,000	521,970

		1,317,204

Health Care Providers & Services—0.9%
Cigna Corp., 4.375%, 10/15/28	378,000	423,041
CVS Health Corp., 5.05% Sr. Unsec. Nts., 3/25/48	302,000	352,440
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22[1]	425,000	455,367

26      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
HCA, Inc., 5.375%, 2/1/25	$460,000	$511,750

		1,742,598

Life Sciences Tools & Services—0.2%
IQVIA, Inc., 5.00%, 10/15/26[1]	490,000	518,787

Pharmaceuticals—0.6%
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28	356,000	388,581
Mylan, Inc., 3.125%, 1/15/23[1]	470,000	476,163
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts., 11/26/28[1]	247,000	292,609

		1,157,353

Industrials—3.8%
Aerospace & Defense—0.7%
BAE Systems Holdings, Inc., 3.85%, 12/15/25[1]	373,000	395,359
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	450,000	557,174
United Technologies Corp., 4.625% Sr. Unsec. Nts., 11/16/48	405,000	512,289

		1,464,822

Building Products—0.4%
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	473,000	503,220
Owens Corning, 3.95% Sr. Unsec. Nts., 8/15/29[7]	297,000	307,822

		811,042

Electrical Equipment—0.1%
Sensata Technologies BV, 5.00%, 10/1/25[1]	250,000	266,250

Industrial Conglomerates—0.4%
GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/25	252,000	255,837
General Electric Co., 2.70% Sr. Unsec. Nts., 10/9/22	480,000	477,053

		732,890

Machinery—0.6%
Ingersoll-Rand Luxembourg Finance SA, 3.80%, 3/21/29	230,000	249,678
nVent Finance Sarl, 4.55%, 4/15/28	832,000	881,998

		1,131,676

Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	326,000	344,077

Road & Rail—0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr.
Unsec. Nts., 11/15/26[1]	759,000	784,395

27      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Trading Companies & Distributors—1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 5/26/22	$443,000	$455,251
Air Lease Corp., 3.625% Sr. Unsec. Nts., 4/1/27	229,000	238,415
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	249,000	260,625
ILFC E-Capital Trust I, 4.09% [N/A+155], 12/21/65[1,2]	185,000	129,781
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts., 3/7/29	291,000	321,735
United Rentals North America, Inc., 4.625%, 10/15/25	515,000	531,583

		1,937,390

Information Technology—2.9%
Communications Equipment—0.4%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	799,000	867,013

Electronic Equipment, Instruments, & Components—0.3%
Corning, Inc., 5.35% Sr. Unsec. Nts., 11/15/48	400,000	527,461

IT Services—1.2%
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	379,000	404,169
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	456,000	514,732
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	347,000	369,298
Global Payments, Inc., 3.20% Sr. Unsec. Nts., 8/15/29	230,000	236,182
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	495,000	525,319
5.25% Sr. Unsec. Nts., 4/1/25	271,000	297,083

		2,346,783

Semiconductors & Semiconductor Equipment—0.4%
Micron Technology, Inc., 4.185% Sr. Unsec. Nts., 2/15/27	303,000	312,897
NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 6/18/29[1]	370,000	397,281

		710,178

Software—0.4%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	430,000	463,791
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	251,000	257,010

		720,801

Technology Hardware, Storage & Peripherals—0.2%
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts., 10/1/29[1]	467,000	506,721

Materials—3.6%
Chemicals—0.6%
CF Industries, Inc., 3.45%, 6/1/23	139,000	142,666
Dow Chemical Co., 3.625% Sr. Unsec. Nts., 5/15/26[1]	316,000	332,643
DuPont de Nemours, Inc., 5.419% Sr. Unsec. Nts., 11/15/48	187,000	240,538
Nutrien Ltd., 5.00% Sr. Unsec. Nts., 4/1/49	126,000	150,648

28      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Chemicals (Continued)
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	$264,000	$290,689

		1,157,184
Construction Materials—0.7%
James Hardie International Finance DAC, 4.75%, 1/15/25[1]	490,000	504,700
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	771,000	796,850

		1,301,550
Containers & Packaging—1.3%
Ball Corp., 4.875%, 3/15/26	485,000	533,500
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	280,000	307,587
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	223,000	234,440
Sealed Air Corp., 5.50%, 9/15/25[1]	425,000	462,188
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	660,000	680,691
WRKCo, Inc., 3.90%, 6/1/28	289,000	307,032

		2,525,438
Metals & Mining—0.6%
Anglo American Capital plc, 3.625%, 9/11/24[1]	356,000	367,626
ArcelorMittal, 4.25% Sr. Unsec. Nts., 7/16/29	240,000	242,857
Steel Dynamics, Inc., 4.125%, 9/15/25	524,000	530,550

		1,141,033
Paper & Forest Products—0.4%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	811,000	837,357
Telecommunication Services—2.1%
Diversified Telecommunication Services—1.9%
AT&T, Inc., 4.50% Sr. Unsec. Nts., 3/9/48	545,000	595,858
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	386,000	591,467
Qwest Corp., 6.75% Sr. Unsec. Nts., 12/1/21	470,000	507,198
Telefonica Emisiones SA, 5.213%, 3/8/47	573,000	668,462
T-Mobile USA, Inc., 6.50%, 1/15/26	445,000	479,487
Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48	717,000	864,800

		3,707,272
Wireless Telecommunication Services—0.2%
Vodafone Group plc:
6.15% Sr. Unsec. Nts., 2/27/37	150,000	191,956
7.00% [USSW5+487.3] Jr. Sub. Nts., 4/4/79[2]	217,000	245,577

		437,533
Utilities—2.8%
Electric Utilities—2.2%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	806,000	900,464
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	349,000	362,928

29      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	$146,000	$169,290
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	560,000	602,098
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	416,786
NextEra Energy Capital Holdings, Inc.:
2.403%, 9/1/21	370,000	372,120
5.65% [US0003M+315.6], 5/1/79[2]	403,000	430,286
NextEra Energy Operating Partners LP, 4.25%, 9/15/24[1]	514,000	534,946
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Nts., 5/1/21[1]	500,000	517,764

		4,306,682
Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/29[1]	242,000	254,695
Multi-Utilities—0.5%
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	215,000	239,235
Sempra Energy, 3.40% Sr. Unsec. Nts., 2/1/28[1]	265,000	276,443
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	394,094

		909,772

Total Corporate Bonds and Notes (Cost $90,255,949)		96,951,824
	Shares
Preferred Stocks—2.0%
Allstate Corp. (The), 5.625% Non-Cum., Series G, Non-Vtg., 5.625%	4,150	113,336
American Homes 4 Rent, 6.35% Cum., Non-Vtg., 6.35%	3,600	99,540
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg., 5.25%	4,025	100,625
AT&T, Inc., 5.625% Sr. Unsec., 5.625%	3,625	99,180
Citigroup Capital XIII, 8.953% Cum., Non-Vtg., 8.636% [US0003M+637][2]	6,850	187,279
Citizens Financial Group, Inc., 6.35% Non-Cum., Series D, Non-Vtg., 6.35% [US0003M+364.2][2]	5,689	159,178
CMS Energy Corp., 5.875% Jr. Sub., 5.875%	3,600	102,141
Digital Realty Trust, Inc., 5.25% Cum., Series J, Non-Vtg., 5.25%	4,450	113,074
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg., 5.375%	3,725	97,967
Duke Energy Corp., 5.125% Jr. Sub., 5.125%	3,775	95,583
eBay, Inc., 6.00% Sr. Unsec., 6.00%	3,500	93,730
Entergy Louisiana LLC , 5.25% Sec., 5.25%	3,750	96,600
Entergy Texas, Inc., 5.625% First Mortgage Sec., 5.625%	3,550	100,571
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg., 6.625% [US0003M+371][2]	3,325	93,599
GMAC Capital Trust I, 8.469% Jr. Sub., Non-Vtg., 7.943% [US0003M+578.5][2]	7,150	187,330
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg., 6.30%	7,000	186,970
Huntington Bancshares, Inc., 6.25 Non-Cum., Non-Vtg., 6.25%	5,500	145,420
JPMorgan Chase & Co., 6.00% Non-Cum., Series EE, Non- Vtg., 6.00%	3,900	109,200

30      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Shares	Value
Preferred Stocks (Continued)
KeyCorp, 6.125% Non-Cum., Series E, Non-Vtg., 6.125% [US0003M+389.2][2]	5,300	$149,142
Morgan Stanley, 5.85% Non-Cum., Non-Vtg., 5.85% [US0003M+349.1][2]	4,475	120,825
Morgan Stanley, 6.375% Non-Cum., Non-Vtg., 6.375% [US0003M+370.8][2]	6,850	190,088
NiSource, Inc., 6.50% Cum., Series B, Non-Vtg., 6.50% [H15T5Y+363.2][2]	3,575	98,599
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Series P, Non-Vtg., 6.125% [US0003M+406.7][2]	5,200	142,844
PPL Capital Funding, Inc., 5.90% Jr. Sub., Series B, 5.90%	3,650	92,710
Prudential Financial, Inc., 5.75% Jr. Sub., 5.75%	3,750	96,225
Public Storage, 5.20% Cum., Series X, Non-Vtg., 5.20%	4,350	110,099
Qwest Corp., 7.00% Sr. Unsec., 7.00%	4,250	112,455
Regions Financial Corp., 5.70% Non-Cv., Series C, Non-Vtg., 5.70% [US0003M+314.8][2]	3,700	101,380
Synovus Financial Corp., 5.875% Non-Cum., Series E, Non- Vtg., 5.875% [H15T5Y+412.7][2,8]	3,900	102,726
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non- Vtg., 6.30% [US0003M+335.2][2]	3,675	97,241
US Bancorp, 6.50% Non-Cum., Series F, Non-Vtg., 6.50% [US0003M+446.8][2]	6,825	187,551
Vornado Realty Trust, 5.70% Cum., Series B, Non-Vtg., 5.70%	3,700	93,795
Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg., 6.625% [US0003M+369][2]	3,350	93,432

Total Preferred Stocks (Cost $3,819,229)		3,970,435

	Principal Amount
Short-Term Note—4.6%
United States Treasury Bills, 2.03%, 1/9/20[9] (Cost $8,934,675)	9,000,000	8,940,341

	Shares
Investment Companies—9.8%
Invesco Oppenheimer Master Loan Fund[10]	587,819	10,114,665
Invesco STIT - Government & Agency Portfolio, 2.02%[11]	9,054,895	9,054,994

Total Investment Companies (Cost $18,990,518)		19,169,659
Total Investments, at Value (Cost $185,714,781)	99.4%	194,084,217
Net Other Assets (Liabilities)	0.6	1,164,869

Net Assets	100.0%	$195,249,086

Footnotes to Schedule of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $52,478,274, which represented 26.88% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

31      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Footnotes to Schedule of Investments (Continued)

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,962,570 or 1.01% of the Fund’s net assets at period end.

4. Interest rate is less than 0.005%.

5. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

8. Non-income producing security.

9. Zero coupon bond reflects effective yield on the original acquisition date.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2019	Gross Additions	Gross Reductions	Shares August 31, 2019
Investment Company
Invesco Oppenheimer Master Loan Fund	590,695	—	2,876	587,819

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Oppenheimer Master Loan Fund	$10,114,665	$—	$—	$6,220

11. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.

Futures Contracts as of August 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	12/19/19	181	USD 29,953	29,910,250	(42,280)
United States Treasury Nts., 10 yr.	Sell	12/19/19	194	USD 25,580	25,553,438	26,804
United States Treasury Nts., 2 yr.	Buy	12/31/19	166	USD 35,864	35,875,453	11,664

32      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Nts., 5 yr.	Buy	12/31/19	23	USD 2,759	$2,759,461	$144
United States Ultra Bonds	Buy	12/19/19	4	USD 780	789,750	10,059

						$6,391

Over-the-Counter Total Return Swaps at August 31, 2019
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid IG Series 1 Version 1	GSCO-OT	Pay	USD BBA LIBOR	9/26/19	USD 7,848	$(930,450)	$(930,450)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
GSCO-OT	Goldman Sachs Bank USA

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

33      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS July 31, 2019

	Principal Amount	Value
Asset-Backed Securities—19.3%
Auto Loan—17.6%
American Credit Acceptance Receivables Trust:
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	$250,000	$252,122
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	381,000	389,313
Series 2019-1, Cl. C, 3.50%, 4/14/25[1]	670,000	680,477
AmeriCredit Automobile Receivables Trust:
Series 2018-1, Cl. D, 3.82%, 3/18/24	550,000	563,836
Series 2019-1, Cl. C, 3.36%, 2/18/25	900,000	919,456
Series 2019-2, Cl. C, 2.74%, 4/18/25	305,000	305,499
Series 2019-2, Cl. D, 2.99%, 6/18/25	780,000	783,021
Carmax Auto Owner Trust, Series 2019-3, Cl. D, 2.85%, 1/15/26	250,000	249,934
CarMax Auto Owner Trust, Series 2018-1, Cl. D, 3.37%, 7/15/24	945,000	955,593
Credit Acceptance Auto Loan Trust:
Series 2017-2A, Cl. C, 3.35%, 6/15/26[1]	250,000	251,262
Series 2017-3A, Cl. B, 3.21%, 8/17/26[1]	250,000	251,757
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	500,000	504,041
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	200,000	203,193
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	900,000	932,113
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	900,000	922,885
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	925,000	950,510
Drive Auto Receivables Trust:
Series 2018-3, Cl. D, 4.30%, 9/16/24	900,000	927,165
Series 2019-1, Cl. D, 4.09%, 6/15/26	840,000	863,247
Series 2019-2, Cl. C, 3.42%, 6/16/25	1,000,000	1,019,226
Series 2019-2, Cl. D, 3.69%, 8/17/26	935,000	958,842
Series 2019-3, Cl. C, 2.90%, 8/15/25	575,000	576,460
Series 2019-3, Cl. D, 3.18%, 10/15/26	455,000	459,531
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	300,000	310,804
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	59,000	59,285
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	750,000	776,472
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	99,000	99,839
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	245,000	254,497
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	167,000	167,983
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	440,000	455,027
Series 2018-2A, Cl. D, 4.15%, 3/15/24[1]	270,000	277,175
Series 2019-1A, Cl. C, 3.61%, 11/15/24[1]	1,000,000	1,014,744
Series 2019-1A, Cl. D, 3.87%, 11/15/24[1]	660,000	673,449
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]	195,000	198,159
Series 2019-3A, Cl. C, 2.74%, 4/15/25[1]	900,000	900,393
Series 2019-3A, Cl. D, 2.96%, 4/15/25[1]	220,000	220,119
Exeter Automobile Receivables Trust:
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]	935,000	965,399
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]	477,000	483,894
Series 2019-2A, Cl. D, 3.71%, 3/17/25[1]	470,000	479,529
Series 2019-3A, Cl. C, 2.79%, 5/15/24[1]	900,000	900,017

34      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Auto Loan (Continued)
GM Financial Automobile Leasing Trust:
Series 2019-1, Cl. C, 3.56%, 12/20/22	$1,000,000	$1,016,554
Series 2019-1, Cl. D, 3.95%, 5/22/23	925,000	942,618
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 3.216% [US0001M+95], 5/28/24[1,2]	70,000	70,061
Series 2019-1, Cl. D, 3.716% [US0001M+145], 5/28/24[1,2]	65,000	65,056
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[1]	355,000	355,713
Santander Drive Auto Receivables Trust:
Series 2017-3, Cl. D, 3.20%, 11/15/23	900,000	907,255
Series 2019-1, Cl. C, 3.42%, 4/15/25	900,000	913,761
Series 2019-1, Cl. D, 3.65%, 4/15/25	920,000	938,730
Series 2019-2, Cl. D, 3.22%, 7/15/25	300,000	303,605
Santander Retail Auto Lease Trust:
Series 2019-A, Cl. C, 3.30%, 5/22/23[1]	950,000	963,794
Series 2019-B, Cl. C, 2.77%, 8/21/23[1]	355,000	355,416
United Auto Credit Securitization Trust, Series 2019-1, Cl. C, 3.16%, 8/12/24[1]	230,000	231,274
Westlake Automobile Receivables Trust:
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	450,000	453,641
Series 2018-2A, Cl. E, 4.86%, 1/16/24[1]	450,000	459,968
Series 2018-3A, Cl. C, 3.61%, 10/16/23[1]	191,000	193,727
Series 2018-3A, Cl. D, 4.00%, 10/16/23[1]	900,000	922,824
Series 2019-1A, Cl. C, 3.45%, 3/15/24[1]	900,000	910,936
Series 2019-1A, Cl. D, 3.67%, 3/15/24[1]	500,000	508,981
Series 2019-2A, Cl. C, 2.84%, 7/15/24[1]	645,000	646,452

		33,316,634
Credit Card—0.6%
World Financial Network Credit Card Master Trust:
Series 2019-A, Cl. A, 3.14%, 12/15/25	220,000	224,516
Series 2019-B, Cl. A, 2.49%, 4/15/26	835,000	835,313

		1,059,829
Equipment—0.5%
CCG Receivables Trust:
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	505,000	513,379
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	125,000	127,119
CNH Equipment Trust, Series 2019-A, Cl. A4, 3.22%, 1/15/26	370,000	382,859

		1,023,357
Loans: Other—0.5%
Dell Equipment Finance Trust, Series 2019-1, Cl. C, 3.14%, 3/22/24[1]	985,000	997,813
Receivables: Other—0.1%
American Credit Acceptance Receivables Trust, Series 2019-2,
Cl. D, 3.41%, 6/12/25[1]	215,000	216,060

Total Asset-Backed Securities (Cost $36,129,897)		36,613,693

35      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations—9.9%
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	$26,634	$25,189
BANK, Interest-Only Stripped Mtg.-Backed Security, Series 2019-BN16, Cl. XA, 10.961%, 2/15/52[3]	2,394,606	174,969
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 14.029%, 10/12/50[3]	6,435,140	431,527
COMM Mortgage Trust:
Series 2014-UBS4, Cl. AM, 3.968%, 8/10/47	407,000	430,561
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	900,000	942,244
Connecticut Avenue Securities:
Series 2013-C01, Cl. M2, 7.516% [US0001M+525], 10/25/23[2]	520,523	579,494
Series 2014-C01, Cl. M2, 6.666% [US0001M+440], 1/25/24[2]	850,000	932,726
Series 2014-C02, Cl. 1M2, 4.866% [US0001M+260], 5/25/24[2]	375,091	391,335
Series 2014-C03, Cl. 1M2, 5.266% [US0001M+300], 7/25/24[2]	819,430	867,267
Series 2014-C03, Cl. 2M2, 5.166% [US0001M+290], 7/25/24[2]	109,970	115,417
Series 2014-C04, Cl. 1M2, 7.166% [US0001M+490], 11/25/24[2]	428,510	475,041
Series 2014-C04, Cl. 2M2, 7.266% [US0001M+500], 11/25/24[2]	399,601	435,468
Series 2016-C02, Cl. 1M2, 8.266% [US0001M+600], 9/25/28[2]	390,483	430,827
Series 2016-C05, Cl. 2M2, 6.716% [US0001M+445], 1/25/29[2]	155,531	165,649
Connecticut Avenue Securities Trust:
Series 2018-R07, Cl. 1M2, 4.666% [US0001M+240], 4/25/31[1,2]	310,000	313,610
Series 2019-R01, Cl. 2M1, 3.116% [US0001M+85], 7/25/31[1,2]	476,804	477,882
Series 2019-R02, Cl. 1M1, 3.116% [US0001M+85], 8/25/31[1,2]	891,043	893,733
Series 2019-R02, Cl. 1M2, 4.566% [US0001M+230], 8/25/31[1,2]	210,000	211,878
Series 2019-R03, Cl. 1M2, 4.416% [US0001M+215], 9/25/31[1,2]	195,000	196,298
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security, Series 304, Cl. C45, 9.381%, 12/15/27[3]	192,712	13,628
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series K735, Cl. X1, 0.00%, 5/25/26[3,4]	3,240,000	186,636
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-
Backed Security:
Series K093, Cl. X1, 0.00%, 5/25/29[3,4]	2,559,612	201,803
Series K734, Cl. X1, 0.00%, 2/25/26[3,4]	3,069,335	113,752
Series KC03, Cl. X1, 0.00%, 11/25/24[3,4]	4,165,000	101,496

36      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 4316, Cl. JS, 0.00%, 1/15/44[3,4]	$493,312	$70,950
Federal Home Loan Mortgage Corp., STACR Trust:
Series 2019-HQA1, Cl. M1, 3.166% [US0001M+90], 2/25/49[1,2]	150,000	150,319
Series 2019-HRP1, Cl. M2, 3.811% [US0001M+140], 2/25/49[1,2]	190,000	190,508
Federal National Mortgage Assn., TBA:
4.00%, 8/1/49[5]	10,000	10,352
5.00%, 8/1/49[5]	1,810,000	1,922,559
Federal National Mortgage Assn., Alternative Credit Enhancement Securities, Interest-Only Stripped Mtg.-Backed Security, Series 2012-M18, Cl. X, 0.00%, 12/25/22[3,4]	22,723,596	178,767
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-
Only Stripped Mtg.-Backed Security:
Series 2015-57, Cl. LI, 6.19%, 8/25/35[3]	478,415	66,435
Series 2016-45, Cl. MI, 7.924%, 7/25/46[3]	133,136	24,701
Series 2017-60, Cl. LI, 0.00%, 8/25/47[3,4]	364,584	43,827
Series 2017-66, Cl. AS, 0.00%, 9/25/47[3,4]	1,738,331	258,575
FREMF Mortgage Trust:
Series 2012-K23, Cl. C, 3.656%, 10/25/45[1,6]	395,000	404,686
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,6]	390,000	397,227
Series 2013-K29, Cl. C, 3.481%, 5/25/46[1,6]	220,000	223,837
Series 2013-K32, Cl. C, 3.537%, 10/25/46[1,6]	450,000	459,304
Series 2014-K36, Cl. C, 4.363%, 12/25/46[1,6]	500,000	525,711
Series 2014-K38, Cl. B, 4.222%, 6/25/47[1,6]	280,000	299,345
Series 2014-K714, Cl. C, 3.854%, 1/25/47[1,6]	215,000	217,648
Series 2016-K54, Cl. C, 4.051%, 4/25/48[1,6]	290,000	296,747
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2017-149, Cl. GS, 0.00%, 10/16/47[3,4]	976,452	148,601
JPMBB Commercial Mortgage Securities Trust, Series 2014- C24, Cl. AS, 3.914%, 11/15/47[6]	200,000	211,015
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Cl. AS, 3.456%, 5/15/46	770,000	793,350
STACR Trust, Series 2018-HRP1, Cl. M2, 3.916%
[US0001M+165], 4/25/43[1,2]	768,384	772,577
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.516% [US0001M+425], 11/25/23[2]	383,598	415,106
Series 2014-DN2, Cl. M3, 5.866% [US0001M+360], 4/25/24[2]	515,000	550,113
Series 2014-DN3, Cl. M3, 6.266% [US0001M+400], 8/25/24[2]	547,754	586,237
WaMu Mortgage Pass-Through Certificates Trust, Series 2005- AR14, Cl. 1A4, 4.175%, 12/25/35[6]	42,739	42,636
Wells Fargo Mortgage-Backed Securities Trust, Series 2006- AR2, Cl. 2A3, 4.998%, 3/25/36[6]	29,111	29,843

37      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[6]	$450,000	$482,010

Total Mortgage-Backed Obligations (Cost $18,710,364)		18,881,416
U.S. Government Obligation—5.1%
United States Treasury Nts., 1.50%, 8/15/26 (Cost $9,694,918)	10,000,000	9,722,270
Corporate Bonds and Notes—47.6%
Consumer Discretionary—7.0%
Auto Components—0.3%
Goodyear Tire & Rubber Co. (The), 5.125% Sr. Unsec. Nts., 11/15/23	495,000	503,044
Automobiles—1.1%
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	403,000	437,068
General Motors Financial Co., Inc., 4.20% Sr. Unsec. Nts., 11/6/21	262,000	270,068
Harley-Davidson Financial Services, Inc., 2.55% Sr. Unsec. Nts., 6/9/22[1]	475,000	472,031
Hyundai Capital America, 4.30% Sr. Unsec. Nts., 2/1/24[1]	350,000	367,595
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[1]	482,000	497,233

		2,043,995
Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	492,000	506,145
Entertainment—0.5%
Netflix, Inc., 5.50% Sr. Unsec. Nts., 2/15/22	484,000	514,710
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	500,000	495,040

		1,009,750
Hotels, Restaurants & Leisure—0.7%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	479,000	494,472
International Game Technology plc, 6.50% Sr. Sec. Nts., 2/15/25[1]	470,000	517,000
Las Vegas Sands Corp., 3.50% Sr. Unsec. Nts., 8/18/26	372,000	374,127

		1,385,599
Household Durables—0.7%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	413,000	433,650
Newell Brands, Inc., 5.50% Sr. Unsec. Nts., 4/1/46	160,000	158,571
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	619,000	643,760
4.875% Sr. Unsec. Nts., 3/15/27	175,000	185,623

		1,421,604

38      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Internet & Catalog Retail—0.6%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	$240,000	$305,353
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	825,000	841,406

		1,146,759
Media—1.6%
CBS Corp., 4.20% Sr. Unsec. Nts., 6/1/29	239,000	254,010
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125% Sr. Sec. Nts., 7/1/49	130,000	132,846
Discovery Communications LLC, 4.125% Sr. Unsec. Nts., 5/15/29	289,000	301,553
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	534,000	572,093
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	420,000	398,736
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	486,000	498,150
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	840,000	870,258

		3,027,646
Specialty Retail—0.9%
Advance Auto Parts, Inc., 4.50% Sr. Unsec. Nts., 12/1/23	450,000	480,128
Gap, Inc. (The), 5.95% Sr. Unsec. Nts., 4/12/21	470,000	489,697
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	697,000	721,143

		1,690,968
Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	515,000	540,750
Consumer Staples—3.9%
Beverages—1.5%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Nts., 1/15/39	650,000	1,004,426
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	811,000	868,650
Keurig Dr Pepper, Inc., 4.597% Sr. Unsec. Nts., 5/25/28	805,000	884,203
Molson Coors Brewing Co., 4.20% Sr. Unsec. Nts., 7/15/46	140,000	135,297

		2,892,576
Food & Staples Retailing—0.2%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	350,000	344,965
Food Products—1.8%
Bunge Ltd. Finance Corp., 3.25% Sr. Unsec. Nts., 8/15/26	810,000	785,736
Conagra Brands, Inc., 5.40% Sr. Unsec. Nts., 11/1/48	400,000	449,164
Kraft Heinz Foods Co., 4.375% Sr. Unsec. Nts., 6/1/46	385,000	371,028
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	489,000	509,782
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	237,000	236,496
3.35% Sr. Unsec. Nts., 2/1/22[1]	287,000	286,944
5.20% Sr. Unsec. Nts., 4/1/29[1]	377,000	410,479

39      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Food Products (Continued)
Tyson Foods, Inc., 5.10% Sr. Unsec. Nts., 9/28/48	$261,000	$298,082

		3,347,711
Tobacco—0.4%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	355,000	317,830
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	485,000	483,914

		801,744
Energy—4.1%
Oil, Gas & Consumable Fuels—4.1%
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	226,000	226,208
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25% Sr. Unsec. Nts., 12/1/27	239,000	250,657
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	382,000	388,266
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	285,000	293,922
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 3/15/29	236,000	246,648
Continental Resources, Inc., 4.375% Sr. Unsec. Nts., 1/15/28	265,000	274,518
DCP Midstream Operating LP, 5.125% Sr. Unsec. Nts., 5/15/29	475,000	491,866
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	170,000	184,413
Energy Transfer Operating LP:
4.25% Sr. Unsec. Nts., 3/15/23	435,000	454,155
5.30% Sr. Unsec. Nts., 4/15/47	389,000	408,225
6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,7]	97,000	92,297
EnLink Midstream LLC, 5.375% Sr. Unsec. Nts., 6/1/29	500,000	515,729
Enterprise Products Operating LLC, 4.20% Sr. Unsec. Nts., 1/31/50	173,000	176,819
EQT Corp., 3.00% Sr. Unsec. Nts., 10/1/22	267,000	259,921
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	351,000	394,617
Marathon Petroleum Corp., 4.50% Sr. Unsec. Nts., 4/1/48	105,000	106,374
Midwest Connector Capital Co. LLC, 3.90% Sr. Unsec. Nts., 4/1/24[1]	491,000	511,132
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	425,000	469,554
ONEOK, Inc., 4.35% Sr. Unsec. Nts., 3/15/29	236,000	252,193
Rockies Express Pipeline LLC, 4.95% Sr. Unsec. Nts., 7/15/29[1]	244,000	250,104
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	705,000	737,666
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.50% Sr. Unsec. Nts., 7/15/27[1]	500,000	545,635
Valero Energy Corp., 4.00% Sr. Unsec. Nts., 4/1/29	230,000	239,760

		7,770,679
Financials—15.4%
Capital Markets—2.6%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	125,000	126,755
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	96,000	101,359
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,7]	200,000	200,804

40      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Capital Markets (Continued)
Credit Suisse Group AG:
3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[1,2]	$189,000	$195,892
7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,7]	200,000	211,829
Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec. Nts., 6/9/23	300,000	311,306
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,7]	444,000	476,190
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	301,000	309,095
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,7]	150,000	146,853
5.15% Sub. Nts., 5/22/45	200,000	231,967
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,7]	220,000	218,962
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[1,2]	251,000	257,618
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	415,000	439,767
5.00% Sub. Nts., 11/24/25	424,000	469,238
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	137,000	139,146
Plains All American Pipeline LP/PAA Finance Corp., 4.50% Sr. Unsec. Nts., 12/15/26	290,000	309,985
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	195,000	202,723
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Perpetual Bonds[2,7]	135,000	137,832
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 9/24/25[1]	250,000	266,906
7.00% [USSW5+434.4] Jr. Sub. Perpetual Bonds[1,2,7]	125,000	132,031

		4,886,258
Commercial Banks—8.0%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[1,2]	350,000	361,131
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	256,000	262,790
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[2]	188,000	205,789
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,7]	257,000	288,060
7.75% Sub. Nts., 5/14/38	271,000	407,018
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	239,000	250,082
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	299,000	309,226
Barclays plc:
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2,7]	75,000	78,206
8.00% [H15T5Y+567.2] Jr. Sub. Perpetual Bonds[2,7]	94,000	98,795
BB&T Corp., 4.80% [H15T5Y+300.3] Jr. Sub. Perpetual Bonds[2,7]	53,000	52,650
BBVA USA, 2.875% Sr. Unsec. Nts., 6/29/22	297,000	299,241
BNP Paribas SA:
4.375% [USSW5+148.3] Sub. Nts., 3/1/33[1,2]	205,000	212,887

41      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
BNP Paribas SA: (Continued)
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,7]	$260,000	$274,074
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	195,000	205,297
Canadian Imperial Bank of Commerce, 3.10% Sr. Unsec. Nts., 4/2/24	468,000	476,853
CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,7]	185,000	188,311
Citigroup, Inc.:
3.668% [US0003M+139] Sr. Unsec. Nts., 7/24/28[2]	300,000	314,204
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	144,000	162,167
4.45% Sub. Nts., 9/29/27	300,000	323,980
5.95% [US0003M+390.5] Jr. Sub. Perpetual Bonds[2,7]	225,000	240,099
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	232,000	233,410
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[2,7]	91,000	92,503
Cooperatieve Rabobank UA, 2.75% Sr. Unsec. Nts., 1/10/23	330,000	334,102
Credit Agricole SA:
4.375% Sub. Nts., 3/17/25[1]	355,000	373,489
8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,7]	257,000	298,441
Essex Portfolio LP, 3.00% Sr. Unsec. Nts., 1/15/30[5]	223,000	221,106
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,7]	95,000	94,286
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	150,000	158,473
First Republic Bank, 4.375% Sub. Nts., 8/1/46	132,000	136,927
Ford Motor Credit Co. LLC, 3.336% Sr. Unsec. Nts., 3/18/21	501,000	503,795
Fortis, Inc., 3.055% Sr. Unsec. Nts., 10/4/26	186,000	186,479
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[2]	100,000	104,210
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	165,000	179,905
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[2,7]	95,000	95,899
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,2,7]	270,000	284,178
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	263,000	275,061
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	524,000	557,189
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[2]	258,000	270,420
3.897% [US0003M+122] Sr. Unsec. Nts., 1/23/49[2]	265,000	281,803
6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[2,7]	135,000	144,209
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,7]	223,000	237,376
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	230,000	237,376
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,2,7]	445,000	471,144
National Australia Bank, 3.933% Sub. Nts., 8/2/34[5]	230,000	230,000
Nordea Bank Abp:
4.625% [USSW5+169] Sub. Nts., 9/13/33[1,2]	205,000	219,856
6.625% [H15T5Y+411] Jr. Sub. Perpetual Bonds[1,2,7]	200,000	213,860
PNC Bank NA, 4.05% Sub. Nts., 7/26/28	438,000	476,814

42      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Commercial Banks (Continued)
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	$147,000	$148,046
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	306,000	320,995
Santander Holdings USA, Inc., 3.50% Sr. Unsec. Nts., 6/7/24	388,000	393,733
Societe Generale SA:
3.875% Sr. Unsec. Nts., 3/28/24[1]	374,000	387,629
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,7]	265,000	276,594
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	115,000	118,142
4.05% Sr. Unsec. Nts., 11/3/25	144,000	155,524
SunTrust Banks, Inc., 5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,7]	191,000	189,262
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	185,000	185,578
US Bancorp, 3.10% Sub. Nts., 4/27/26	160,000	163,438
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[2,7]	190,000	190,954
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	223,000	232,641
4.75% Sub. Nts., 12/7/46	183,000	210,347
5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S2,7	185,000	196,464

		15,092,518
Consumer Finance—0.8%
American Express Co., 3.125% Sr. Unsec. Nts., 5/20/26	289,000	297,057
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25	130,000	132,728
3.80% Sr. Unsec. Nts., 1/31/28	135,000	139,848
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	142,000	147,953
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	360,000	377,229
Vistra Operations Co. LLC, 5.625% Sr. Unsec. Nts., 2/15/27[1]	460,000	487,025
		1,581,840
Diversified Financial Services—0.5%
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	368,000	381,326
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	116,000	121,211
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	380,000	401,424

		903,961
Insurance—1.9%
Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	255,000	304,204
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	171,000	179,960
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	445,000	473,876
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	246,000	239,140
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	252,000	257,704
Hartford Financial Services Group, Inc. (The):
4.40% Sr. Unsec. Nts., 3/15/48	192,000	213,128

43      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Insurance (Continued)
Hartford Financial Services Group, Inc. (The): (Continued)
4.643% [US0003M+212.5] Jr. Sub. Nts., 2/12/47 (Acquired 4/11/19; Cost $95,368)[2]	$108,000	$93,584
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	198,000	208,459
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	167,000	170,953
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	121,000	134,219
MetLife, Inc., 5.875% [US0003M+295.9] Jr. Sub. Perpetual Bonds[2,7]	100,000	106,840
Principal Financial Group, Inc., 3.70% Sr. Unsec. Nts., 5/15/29	284,000	299,641
Prudential Financial, Inc.:
4.35% Sr. Unsec. Nts., 2/25/50	187,000	212,956
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	225,000	235,143
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]	135,000	143,178
Swiss Re Finance Luxembourg SA, 5.00% [H15T5Y+358.2] Sub. Nts., 4/2/49[1,2]	376,000	407,382

		3,680,367
Real Estate Investment Trusts (REITs)—1.5%
American Tower Corp., 3.60% Sr. Unsec. Nts., 1/15/28	830,000	855,488
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	720,000	746,112
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	460,000	486,887
VEREIT Operating Partnership LP, 4.625% Sr. Unsec. Nts., 11/1/25	777,000	840,501

		2,928,988
Thrifts & Mortgage Finance—0.1%
Nationwide Building Society, 3.96% [US0003M+185.5] Sr. Unsec. Nts., 7/18/30[2]	229,000	230,966
Health Care—2.7%
Biotechnology—0.5%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	383,000	394,935
4.875% Sr. Unsec. Nts., 11/14/48	205,000	217,052
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	140,000	152,522
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	145,000	164,754

		929,263
Health Care Equipment & Supplies—0.7%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	267,000	279,885
Boston Scientific Corp., 4.00% Sr. Unsec. Nts., 3/1/28	462,000	500,054
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	508,000	512,694

		1,292,633
Health Care Providers & Services—0.9%
Cigna Corp., 4.375% Sr. Unsec. Nts., 10/15/28[1]	378,000	410,253
CVS Health Corp., 5.05% Sr. Unsec. Nts., 3/25/48	302,000	328,741

44      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	$425,000	$457,021
HCA, Inc., 5.375% Sr. Unsec. Nts., 2/1/25	460,000	498,622

		1,694,637
Life Sciences Tools & Services—0.3%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	490,000	513,887
Pharmaceuticals—0.3%
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28	356,000	394,805
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts., 11/26/28[1]	247,000	284,315

		679,120
Industrials—3.4%
Aerospace & Defense—0.7%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	373,000	390,702
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	450,000	523,666
United Technologies Corp., 4.625% Sr. Unsec. Nts., 11/16/48	405,000	479,731

		1,394,099
Building Products—0.4%
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	473,000	497,037
Owens Corning, 3.95% Sr. Unsec. Nts., 8/15/29[5]	297,000	296,851

		793,888
Electrical Equipment—0.1%
Sensata Technologies BV, 5.00% Sr. Unsec. Nts., 10/1/25[1]	250,000	264,370
Industrial Conglomerates—0.2%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	152,000	154,913
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[2,7]	198,000	192,114

		347,027
Machinery—0.6%
Ingersoll-Rand Luxembourg Finance SA, 3.80% Sr. Unsec. Nts., 3/21/29	230,000	243,848
nVent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	832,000	853,498

		1,097,346
Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	326,000	340,751

45      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Road & Rail—0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr.
Unsec. Nts., 11/15/26[1]	$759,000	$768,979
Trading Companies & Distributors—0.8%
Air Lease Corp., 3.625% Sr. Unsec. Nts., 4/1/27	229,000	233,767
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	249,000	252,577
ILFC E-Capital Trust I, 4.09% [N/A+155] Jr. Sub. Nts., 12/21/65[1,2]	185,000	129,781
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts., 3/7/29	291,000	310,838
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	515,000	524,013

		1,450,976
Information Technology—2.8%
Communications Equipment—0.4%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	799,000	841,586
Electronic Equipment, Instruments, & Components—0.3%
Corning, Inc., 5.35% Sr. Unsec. Nts., 11/15/48	400,000	498,613
IT Services—1.1%
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	379,000	407,612
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	456,000	500,228
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	347,000	356,941
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	495,000	522,562
5.25% Sr. Unsec. Nts., 4/1/25	271,000	293,696

		2,081,039
Semiconductors & Semiconductor Equipment—0.4%
Micron Technology, Inc., 4.185% Sr. Unsec. Nts., 2/15/27	303,000	306,165
NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30% Sr. Unsec. Nts., 6/18/29[1]	370,000	384,314

		690,479
Software—0.4%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	430,000	456,902
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	251,000	254,672

		711,574
Technology Hardware, Storage & Peripherals—0.2%
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts., 10/1/29[1]	467,000	497,038
Materials—3.6%
Chemicals—0.6%
CF Industries, Inc., 3.45% Sr. Unsec. Nts., 6/1/23	139,000	140,911

46      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Principal Amount	Value
Chemicals (Continued)
Dow Chemical Co., 3.625% Sr. Unsec. Nts., 5/15/26[1]	$316,000	$327,173
DuPont de Nemours, Inc., 5.419% Sr. Unsec. Nts., 11/15/48	187,000	226,691
Nutrien Ltd., 5.00% Sr. Unsec. Nts., 4/1/49	126,000	140,873
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	264,000	284,670

		1,120,318
Construction Materials—0.7%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	490,000	503,475
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	771,000	774,874

		1,278,349
Containers & Packaging—1.3%
Ball Corp., 4.875% Sr. Unsec. Nts., 3/15/26	485,000	516,768
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	280,000	294,836
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	223,000	232,019
Sealed Air Corp., 5.50% Sr. Unsec. Nts., 9/15/25[1]	425,000	461,125
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	660,000	673,200
WRKCo, Inc., 3.90% Sr. Unsec. Nts., 6/1/28	289,000	298,798

		2,476,746
Metals & Mining—0.6%
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/24[1]	356,000	364,876
ArcelorMittal, 4.25% Sr. Unsec. Nts., 7/16/29	240,000	240,724
Steel Dynamics, Inc., 4.125% Sr. Unsec. Nts., 9/15/25	524,000	528,774

		1,134,374
Paper & Forest Products—0.4%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	811,000	829,248
Telecommunication Services—2.1%
Diversified Telecommunication Services—1.9%
AT&T, Inc., 4.50% Sr. Unsec. Nts., 3/9/48	545,000	559,414
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	386,000	583,267
Qwest Corp., 6.75% Sr. Unsec. Nts., 12/1/21	470,000	505,205
Telefonica Emisiones SA, 5.213% Sr. Unsec. Nts., 3/8/47	573,000	646,392
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	445,000	474,904
Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48	717,000	792,530

		3,561,712
Wireless Telecommunication Services—0.2%
Vodafone Group plc:
6.15% Sr. Unsec. Nts., 2/27/37	150,000	184,077
7.00% [USSW5+487.3] Jr. Sub. Nts., 4/4/79[2]	217,000	238,137

		422,214

47      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Utilities—2.6%
Electric Utilities—2.0%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	$806,000	$872,159
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	349,000	360,868
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	146,000	160,322
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	560,000	590,024
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	392,490
NextEra Energy Capital Holdings, Inc., 5.65% [US0003M+315.6] Jr. Sub. Nts., 5/1/79[2]	403,000	424,284
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	514,000	521,067
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Nts., 5/1/21[1]	500,000	517,290

		3,838,504
Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/29[1]	242,000	250,272
Multi-Utilities—0.5%
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	215,000	234,207
Sempra Energy, 3.40% Sr. Unsec. Nts., 2/1/28	265,000	268,926
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	373,669

		876,802

Total Corporate Bonds and Notes (Cost $85,655,578)		90,414,677
	Shares
Preferred Stocks—2.1%
Allstate Corp. (The), 5.625% Non-Cum., Series G, Non-Vtg.	4,150	111,552
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	3,600	98,856
Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	4,025	99,095
AT&T, Inc., 5.625% Sr. Unsec.	3,625	98,854
Citigroup Capital XIII, 8.953% Cum., Non-Vtg. [US0003M+637][2]	6,850	186,320
Citizens Financial Group, Inc., 6.35% Non-Cum., Series D, Non-Vtg. [US0003M+364.2][2]	5,689	156,903
CMS Energy Corp., 5.875% Jr. Sub.	3,600	100,377
Digital Realty Trust, Inc., 5.25% Cum., Series J, Non-Vtg.	4,450	114,899
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	3,725	98,414
Duke Energy Corp., 5.125% Jr. Sub.	3,775	95,696
eBay, Inc., 6.00% Cv.	3,500	94,710
Entergy Louisiana LLC , 5.25% Sec.	3,750	97,687
Entergy Texas, Inc., 5.625% First Mortgage Sec.	3,550	97,128
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][2]	3,325	93,665
GMAC Capital Trust I, 8.469% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	7,150	188,474
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	7,000	190,330
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	5,500	144,980
JPMorgan Chase & Co., 6% Non-Cum., Series EE, Non-Vtg.	3,900	108,459
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	5,300	154,230

48      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Shares	Value
Preferred Stocks (Continued)
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	4,475	$122,928
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	6,850	190,841
NiSource, Inc., 6.50%, Non-Vtg. [H15T5Y+363.2][2]	3,575	98,169
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	5,200	139,984
PPL Capital Funding, Inc., 5.90% Jr. Sub., Series B	3,650	93,075
Prudential Financial, Inc., 5.75% Jr. Sub.	3,750	96,637
Public Storage, 5.20% Cum., Series X, Non-Vtg.	4,350	109,490
Qwest Corp., 7.00% Sr. Unsec.	4,250	112,413
Regions Financial Corp. , 5.70% Non-Cv., Series C, Non-Vtg. [US0003M+314.8][2,8]	3,700	99,678
Synovus Financial Corp., 5.875% Non-Cum., Series E, Non- Vtg. [H15T5Y+412.7][2,8]	3,900	100,776
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][2]	3,675	97,829
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	6,825	184,412
Vornado Realty Trust, 5.70% Cum., Series B, Non-Vtg.	3,700	93,943
Wells Fargo & Co., 6.625% Non-Cum., Non-Vtg. [US0003M+369][2]	3,350	95,877

Total Preferred Stocks (Cost $3,819,229)		3,966,681
	Principal Amount
Short-Term Note—4.7%
United States Treasury Bills, 2.065%, 1/9/20[9] (Cost $8,919,097)	$9,000,000	8,918,326
	Shares
Investment Companies—11.6%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.29%[11]	11,603,203	11,603,203
Invesco Oppenheimer Master Loan Fund[10]	590,695	10,318,144

Total Investment Companies (Cost $21,588,416)		21,921,347
Total Investments, at Value (Cost $184,517,499)	100.3%	190,438,410
Net Other Assets (Liabilities)	(0.3)	(528,542)

Net Assets	100.0%	$189,909,868

Footnotes to Schedule of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2019 was $50,013,243, which represented 26.34% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

49      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (Continued)

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,015,667 or 1.06% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1I of the accompanying Notes.

6. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

8. Non-income producing security.

9. Zero coupon bond reflects effective yield on the original acquisition date.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	July 31, 2018	Additions	Reductions	July 31, 2019
Investment Company
Invesco Oppenheimer Master Loan Fund	—	1,162,047	571,352	590,695
Invesco Oppenheimer Limited-Term Bond Fund, Cl. I	1,973,482	23,085	1,996,567	—

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Investment Company
Invesco Oppenheimer Master Loan Fund	$10,318,144	$—	$—	$332,931
Invesco Oppenheimer Limited-Term Bond Fund, Cl. I	—	107,892	(259,077)	210,868

Total	$10,318,144	$107,892	$(259,077)	$543,799

11. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2019.

Futures Contracts as of July 31, 2019
							Unrealized
		Expiration	Number	Notional Amount			Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)		Value	(Depreciation)
United States Treasury Long Bonds	Buy	9/19/19	179	USD	27,185	$27,851,281	$666,745

50      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Futures Contracts (Continued)
						Unrealized
		Expiration	Number	Notional Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
United States Treasury Nts., 10 yr.	Sell	9/19/19	161	USD 20,521	$20,514,922	$5,753
United States Treasury Nts., 2 yr.	Buy	9/30/19	126	USD 26,952	27,015,188	63,585
United States Treasury Nts., 5 yr.	Buy	9/30/19	39	USD 4,556	4,584,633	28,630
United States Ultra Bonds	Buy	9/19/19	4	USD 685	710,250	25,164

						$789,877

Over-the-Counter Total Return Swaps at July 31, 2019
		Pay/Receive					Notional		Unrealized
	Counter-	Total			Maturity		Amount		Appreciation/
Reference Asset	party	Return*		Floating Rate	Date		(000’s)	Value	(Depreciation	)
iBoxx USD Liquid IG Series 1 Version 1	GSCO-OT	Pay	USD	BBA LIBOR	9/26/19	USD	7,848	$ (632,630)	$(632,630)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
GSCO-OT	Goldman Sachs Bank USA

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

51      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

	August 31, 2019 (Unaudited)	July 31, 2019
Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $166,724,263 (Unaudited) and $162,929,083)	$174,914,558	$168,517,063
Affiliated companies (cost $18,990,518 (Unaudited) and $21,588,416)	19,169,659	21,921,347

	194,084,217	190,438,410
Cash	388,300	300,826
Cash used for collateral on futures	549,499	549,499
Cash used for collateral on OTC derivatives	860,000	590,000
Receivables and other assets:
Investments sold	2,372,435	7,192,692
Interest and dividends	1,274,501	1,241,594
Shares of beneficial interest sold	132,845	51,427
Expense waivers/reimbursements due from manager	—	121,056
Variation margin receivable - futures contracts	—	142,338
Other	89,706	31,502

Total assets	199,751,503	200,659,344

Liabilities
Swaps, at value	930,450	632,630
Payables and other liabilities:
Investments purchased	2,935,047	9,504,301
Shares of beneficial interest redeemed	257,411	316,630
Variation margin payable - futures contracts	111,700	—
Transfer and shareholder servicing agent fees	91,110	87,547
Distribution and service plan fees	54,591	54,080
Trustees’ compensation	28,772	27,262
Shareholder communications	15,061	11,250
Advisory fees	4,099	2,070
Dividends	2,977	1,881
Administration fees	150	6
Other	71,049	111,819

Total liabilities	4,502,417	10,749,476

Net Assets	$195,249,086	$189,909,868

Composition of Net Assets
Shares of beneficial interest	$190,206,185	$188,484,990
Total distributable earnings	5,042,901	1,424,878

Net Assets	$195,249,086	$189,909,868

52      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	August 31, 2019 (Unaudited)	July 31, 2019
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $122,745,681 and 11,069,420 at August 31, 2019 (Unaudited) and $119,300,197 and 10,962,575 at July 31, 2019)	$11.09	$10.88

Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$11.58	$11.36

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $23,989,988 and 2,164,677 at August 31, 2019 (Unaudited) and $23,486,753 and 2,160,513 at July 31, 2019)	$11.08	$10.87

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $20,975,510 and 1,890,601 at August 31, 2019 (Unaudited) and $20,510,791 and 1,884,871 at July 31, 2019)	$11.09	$10.88

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $21,658,990 and 1,954,436 at August 31, 2019 (Unaudited) and $20,939,829 and 1,924,120 at July 31, 2019)	$11.08	$10.88

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $10,392 and 937 at August 31, 2019 (Unaudited) and $10,191 and 937.207 at July 31, 2019)	$11.09	$10.87

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $5,868,525 and 529,229 at August 31, 2019 (Unaudited) and $5,662,107 and 520,290 at July 31, 2019)	$11.09	$10.88

See accompanying Notes to Financial Statements.

53      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT

OF OPERATIONS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019
Investment Income
Interest (net of foreign withholding taxes of $900 (Unaudited) and $0, respectively)	$536,201	$7,030,711
Dividends:
Unaffiliated companies	15,509	89,144
Affiliated companies	9,393	235,865

Total investment income	561,103	7,355,720

Expenses
Advisory fees	63,022	812,097
Administration fees	2,306	2,259
Distribution and service plan fees:
Class A	25,660	277,311
Class C	20,133	280,803
Class R	8,798	98,368
Transfer and shareholder servicing agent fees:
Class A	27,303	213,539
Class C	5,355	52,327
Class R	4,681	37,360
Class Y	4,808	43,583
Class R5	1	1
Class R6	175	2,188
Shareholder communications:
Class A	2,395	23,378
Class C	471	6,654
Class R	411	4,679
Class Y	422	6,893
Class R5	—	1
Class R6	113	1,019
Legal, auditing and other professional fees	8,745	105,184
Custodian fees and expenses	2,866	30,304
Trustees’ compensation	1,305	14,147
Borrowing fees	—	4,561
Other	4,038	20,039

Total expenses	183,008	2,036,695
Less waivers and reimbursements of expenses	(45,890)	(347,536)

Net expenses	137,118	1,689,159

Net Investment Income	423,985	5,666,561

54      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in:
Unaffiliated companies (includes net losses from securities sold to affiliates of $0 (Unaudited) and $86,393, respectively)	$138,795	$(2,238,072)
Affiliated companies	—	(259,077)
Futures contracts	2,297,856	697,947
Swap contracts	—	55,232

Net realized gain (loss)	2,436,651	(1,743,970)

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	2,442,206	8,975,554
Affiliated companies	6,319	543,799
Futures contracts	(783,486)	622,145
Swap contracts	(297,820)	(632,630)

Net change in unrealized appreciation/(depreciation)	1,367,219	9,508,868

Net Increase in Net Assets Resulting from Operations	$4,227,855	$13,431,459

See accompanying Notes to Financial Statements.

55      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018
Operations
Net investment income	$423,985	$5,666,561	$5,872,996
Net realized gain (loss)	2,436,651	(1,743,970)	(343,007)
Net change in unrealized appreciation/(depreciation)	1,367,219	9,508,868	(9,492,140)

Net increase (decrease) in net assets resulting from operations	4,227,855	13,431,459	(3,962,151)
Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(401,752)	(3,454,780)	(3,761,706)
Class C	(48,763)	(618,547)	(711,506)
Class R	(49,308)	(537,255)	(480,402)
Class Y	(89,358)	(780,401)	(749,702)
Class R5	(30)	(57)	—
Class R6	(20,621)	(240,155)	(186,507)

Total distributions from distributable earnings	(609,832)	(5,631,195)	(5,889,823)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,178,622	(4,592,048)	(4,812,097)
Class C	46,125	(8,897,146)	(637,324)
Class R	63,477	251,717	4,944,820
Class Y	333,749	(7,267,938)	10,822,468
Class R5	—	10,000	—
Class R6	99,222	(2,393,472)	5,873,003

Total beneficial interest transactions	1,721,195	(22,888,887)	16,190,870

Net Assets
Total increase (decrease)	5,339,218	(15,088,623)	6,338,896
Beginning of period	189,909,868	204,998,491	198,659,595

End of period	$195,249,086	$189,909,868	$204,998,491

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended July 31, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

56      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.88	$10.43	$10.92	$11.03	$10.66	$10.90
Income (loss) from investment operations:
Net investment income[1]	0.03	0.32	0.31	0.29	0.30	0.33
Net realized and unrealized gain (loss)	0.22	0.45	(0.49)	(0.10)	0.37	(0.24)
Total from investment operations	0.25	0.77	(0.18)	0.19	0.67	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.32)	(0.31)	(0.30)	(0.30)	(0.33)
Net asset value, end of period	$11.09	$10.88	$10.43	$10.92	$11.03	$10.66

Total Return, at Net Asset Value[2]	2.27%	7.52%	(1.67)%	1.82%	6.45%	0.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$122,746	$119,300	$119,119	$129,985	$139,018	$103,315
Average net assets (in thousands)	$121,359	$113,850	$129,767	$132,043	$125,116	$101,748
Ratios to average net assets:[3,4]
Net investment income	2.70%	3.07%	2.89%	2.68%	2.83%	3.07%
Expenses excluding specific expenses listed below	1.04%	0.97%	0.97%	1.00%	1.02%	1.01%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	1.04%	0.97%	0.97%	1.00%	1.02%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.75%	0.95%	0.97%	1.00%	1.00%
Portfolio turnover rate[7]	6%[8]	108%[8]	57%	80%	73%	100%

57      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended August 31, 2019 (Unaudited)	1.06%
Year Ended July 31, 2019	0.99%
Year Ended July 31, 2018	0.99%
Year Ended July 31, 2017	1.02%
Year Ended July 31, 2016	1.03%
Year Ended July 31, 2015	1.02%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended August 31, 2019 (Unaudited)	$7,660,432	$9,601,871
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

58      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Class C	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.87	$10.43	$10.91	$11.03	$10.65	$10.89
Income (loss) from investment operations:
Net investment income[1]	0.02	0.23	0.23	0.21	0.22	0.25
Net realized and unrealized gain (loss)	0.21	0.44	(0.48)	(0.11)	0.38	(0.24)
Total from investment operations	0.23	0.67	(0.25)	0.10	0.60	0.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.23)	(0.23)	(0.22)	(0.22)	(0.25)
Net asset value, end of period	$11.08	$10.87	$10.43	$10.91	$11.03	$10.65

Total Return, at Net Asset Value[2]	2.14%	6.52%	(2.32)%	0.97%	5.76%	0.08%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,990	$23,487	$31,250	$33,420	$38,261	$27,706
Average net assets (in thousands)	$23,790	$28,132	$33,138	$35,836	$31,800	$24,595
Ratios to average net assets:[3,4]
Net investment income	1.80%	2.17%	2.14%	1.92%	2.07%	2.32%
Expenses excluding specific expenses listed below	1.79%	1.72%	1.72%	1.75%	1.77%	1.78%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	1.79%	1.72%	1.72%	1.75%	1.77%	1.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%	1.65%	1.70%	1.72%	1.75%	1.75%
Portfolio turnover rate[7]	6%[8]	108%[8]	57%	80%	73%	100%

59      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended August 31, 2019 (Unaudited)	1.81%
Year Ended July 31, 2019	1.74%
Year Ended July 31, 2018	1.74%
Year Ended July 31, 2017	1.77%
Year Ended July 31, 2016	1.78%
Year Ended July 31, 2015	1.79%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended August 31, 2019 (Unaudited)	$7,660,432	$9,601,871
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

60      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Class R	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.88	$10.44	$10.93	$11.04	$10.66	$10.90
Income (loss) from investment operations:
Net investment income[1]	0.02	0.28	0.28	0.26	0.27	0.31
Net realized and unrealized gain (loss)	0.22	0.44	(0.49)	(0.09)	0.39	(0.24)
Total from investment operations	0.24	0.72	(0.21)	0.17	0.66	0.07
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.28)	(0.28)	(0.28)	(0.28)	(0.31)
Net asset value, end of period	$11.09	$10.88	$10.44	$10.93	$11.04	$10.66

Total Return, at Net Asset Value[2]	2.17%	7.06%	(1.91)%	1.58%	6.29%	0.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,976	$20,511	$19,416	$15,318	$11,736	$6,189
Average net assets (in thousands)	$20,799	$19,919	$18,041	$13,530	$8,432	$5,572
Ratios to average net assets:[3,4]
Net investment income	2.30%	2.67%	2.65%	2.45%	2.55%	2.82%
Expenses excluding specific expenses listed below	1.29%	1.22%	1.21%	1.25%	1.27%	1.27%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	1.29%	1.22%	1.21%	1.25%	1.27%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.15%	1.19%	1.22%	1.25%	1.25%
Portfolio turnover rate[7]	6%[8]	108%[8]	57%	80%	73%	100%

61      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended August 31, 2019 (Unaudited)	1.31%
Year Ended July 31, 2019	1.24%
Year Ended July 31, 2018	1.23%
Year Ended July 31, 2017	1.27%
Year Ended July 31, 2016	1.28%
Year Ended July 31, 2015	1.28%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended August 31, 2019 (Unaudited)	$7,660,432	$9,601,871
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

62      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Class Y	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.88	$10.43	$10.91	$11.03	$10.65	$10.89
Income (loss) from investment operations:
Net investment income[1]	0.03	0.35	0.33	0.32	0.32	0.36
Net realized and unrealized gain (loss)	0.22	0.45	(0.47)	(0.11)	0.39	(0.24)
Total from investment operations	0.25	0.80	(0.14)	0.21	0.71	0.12
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.35)	(0.34)	(0.33)	(0.33)	(0.36)
Net asset value, end of period	$11.08	$10.88	$10.43	$10.91	$11.03	$10.65

Total Return, at Net Asset Value[2]	2.35%	7.81%	(1.35)%	1.98%	6.82%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,659	$20,940	$27,430	$17,748	$11,013	$5,413
Average net assets (in thousands)	$21,365	$23,481	$23,728	$12,709	$6,857	$4,275
Ratios to average net assets:[3,4]
Net investment income	3.00%	3.37%	3.14%	2.95%	3.04%	3.35%
Expenses excluding specific expenses listed below	0.79%	0.73%	0.72%	0.75%	0.77%	0.77%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	0.79%	0.73%	0.72%	0.75%	0.77%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.43%	0.45%	0.70%	0.72%	0.75%	0.75%
Portfolio turnover rate[7]	6%[8]	108%[8]	57%	80%	73%	100%

63      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended August 31, 2019 (Unaudited)	0.81%
Year Ended July 31, 2019	0.75%
Year Ended July 31, 2018	0.74%
Year Ended July 31, 2017	0.77%
Year Ended July 31, 2016	0.78%
Year Ended July 31, 2015	0.78%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended August 31, 2019 (Unaudited)	$7,660,432	$9,601,871
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

64      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Class R5	One Month Ended August 31, 2019 (Unaudited)	Period Ended July 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$10.87	$10.67
Income (loss) from investment operations:
Net investment income[2]	0.03	0.07
Net realized and unrealized gain	0.22	0.19
Total from investment operations	0.25	0.26
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.06)
Net asset value, end of period	$11.09	$10.87

Total Return, at Net Asset Value[3]	2.31%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4,5]
Net investment income	2.97%	3.39%
Expenses excluding specific expenses listed below	0.62%	0.62%
Interest and fees from borrowings	0.00%	0.00%
Total expenses[6]	0.62%	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.46%	0.43%
Portfolio turnover rate[7]	6%[8]	108%[8]

1. For the period from after the close of business on May 24, 2019 (inception of offering) to July 31, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended August 31, 2019 (Unaudited)	0.64%
Period Ended July 31, 2019	0.64%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended August 31, 2019 (Unaudited)	$7,660,432	$9,601,871
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

65      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$10.88	$10.44	$10.92	$11.03	$10.65	$10.89
Income (loss) from investment operations:
Net investment income[1]	0.03	0.36	0.35	0.35	0.35	0.38
Net realized and unrealized gain (loss)	0.22	0.43	(0.48)	(0.11)	0.38	(0.24)
Total from investment operations	0.25	0.79	(0.13)	0.24	0.73	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.35)	(0.35)	(0.35)	(0.35)	(0.38)
Net asset value, end of period	$11.09	$10.88	$10.44	$10.92	$11.03	$10.65

Total Return, at Net Asset Value[2]	2.29%	7.80%	(1.18)%	2.27%	7.03%	1.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,869	$5,662	$7,783	$2,189	$80	$110
Average net assets (in thousands)	$5,743	$7,053	$5,612	$563	$110	$105
Ratios to average net assets:[3,4]
Net investment income	3.04%	3.41%	3.30%	3.23%	3.28%	3.52%
Expenses excluding specific expenses listed below	0.56%	0.56%	0.56%	0.56%	0.57%	0.56%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	0.56%	0.56%	0.56%	0.56%	0.57%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.39%	0.41%	0.54%	0.54%	0.55%	0.55%
Portfolio turnover rate[7]	6%[8]	108%[8]	57%	80%	73%	100%

66      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended August 31, 2019 (Unaudited)	0.58%
Year Ended July 31, 2019	0.58%
Year Ended July 31, 2018	0.58%
Year Ended July 31, 2017	0.58%
Year Ended July 31, 2016	0.58%
Year Ended July 31, 2015	0.57%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
One Month Ended August 31, 2019 (Unaudited)	$7,660,432	$9,601,871
Year Ended July 31, 2019	$129,169,490	$127,412,648

See accompanying Notes to Financial Statements.

67      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2019 (Unaudited) and July 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Intermediate Income Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Intermediate Income Fund (the “Acquired Fund” or “Predecessor Fund”) (Oppenheimer Corporate Bond Fund prior to January 14, 2019). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective August 31, 2019, the Fund changed its fiscal year end from July 31 to February 28.

The Fund’s investment objective is to seek total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot

68      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value

69      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded

70      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table for the fiscal year ended July 31, 2019 represent distribution requirements the Fund must satisfy under the income tax

71      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$4,069,788	$5,907,387

1. At period end, the Fund elected to defer $387,014 of late year ordinary losses.

2. At period end, the Fund had $4,042,436 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

3. The Fund had $27,352 of straddle losses which were deferred.

4. During the reporting period, the Fund did not utilize any capital loss carryforward.

5. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2019	Year Ended July 31, 2018
Distributions paid from:
Ordinary income	$5,631,195	$5,889,823

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

72      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	One Month Ended August 31, 2019 (Unaudited)	Year Ended July 31, 2019

Federal tax cost of securities	$185,714,781	$184,531,024
Federal tax cost of other investments	43,775,085	39,013,799

Total federal tax cost	$229,489,866	$223,544,823

Gross unrealized appreciation	$7,666,510	$6,073,658
Gross unrealized depreciation	(221,133)	(166,271)

Net unrealized appreciation	$7,445,377	$5,907,387

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

73      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

J.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

K.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions

74      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the

75      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit,

76      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule Through January 14, 2019
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

Fee Schedule Effective January 14, 2019*
Up to $500 million	0.40%
Next $500 million	0.35
Next $4 billion	0.33
Over $5 billion	0.31

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the one month ended August 31, 2019 (Unaudited), the effective advisory fees incurred by the Fund was 0.40% and for the year ended July 31, 2019, the effective advisory fees incurred by the Fund was 0.42%.

For the period August 1, 2018 until the date of the Reorganization, the Acquired Fund paid $671,373 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 28, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense

77      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.65%, 1.15%, 0.45%, 0.46% and 0.41%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 28, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the one month ended August 31, 2019 (Unaudited), the Adviser reimbursed fund expenses of $32,269, $3,305, $2,890, $6,580, $1 and $845 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

For the year ended July 31, 2019, the Adviser waived advisory fees of $44,361 and reimbursed fund expenses of $213,529, $12,328, $8,105, $59,208, $3 and $8,587 for Class A, Class C, Class R, Class Y, Class R5 and Class R6, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class Y and Class R6 shares to 0.75%, 0.45% and 0.41%,respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the one month period ended August 31, 2019 (Unaudited) and the year ended July 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the one month period ended August 31, 2019 (Unaudited) and the year ended July 31, 2019,

78      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the one month period ended August 31, 2019 (unaudited) and the year ended July 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the one month ended August 31, 2019 (Unaudited), IDI advised the Fund that IDI retained $1,215 in front-end sales commissions from the sale of Class A shares and $0 and $92 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2019, IDI advised the Fund that IDI retained $4,585 in front-end sales commissions from the sale of Class A shares and $2 and $132 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $32,669 in front–end sales commissions from the sale of Class A shares and $276 and $1,145 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant

79      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2019 (Unaudited). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$37,924,046	$—	$37,924,046
Mortgage-Backed Obligations	—	17,097,048	—	17,097,048
U.S. Government Obligation	—	10,030,864	—	10,030,864
Corporate Bonds and Notes	—	96,951,824	—	96,951,824
Preferred Stocks	3,868,294	102,141	—	3,970,435
Short-Term Note	—	8,940,341	—	8,940,341
Investment Companies	9,054,994	10,114,665	—	19,169,659

Total Investments, at Value	12,923,288	181,160,929	—	194,084,217
Other Financial Instruments:
Futures contracts	48,671	—	—	48,671

Total Assets	$12,971,959	$181,160,929	$—	$194,132,888

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(930,450)	$—	$(930,450)
Futures contracts	(42,280)	—	—	(42,280)

Total Liabilities	$(42,280)	$(930,450)	$—	$(972,730)

The following is a summary of the tiered valuation input levels, as of July 31, 2019:

80      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$36,613,693	$—	$36,613,693
Mortgage-Backed Obligations	—	18,881,416	—	18,881,416
U.S. Government Obligation	—	9,722,270	—	9,722,270
Corporate Bonds and Notes	—	90,414,677	—	90,414,677
Preferred Stocks	3,866,304	100,377	—	3,966,681
Short-Term Note	—	8,918,326	—	8,918,326
Investment Companies	11,603,203	10,318,144	—	21,921,347

Total Investments, at Value	15,469,507	174,968,903	—	190,438,410
Other Financial Instruments:
Futures contracts	789,877	—	—	789,877

Total Assets	$16,259,384	$174,968,903	$—	$191,228,287

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(632,630)	$—	$(632,630)

Total Liabilities	$—	$(632,630)	$—	$(632,630)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of August 31, 2019 (Unaudited):

81      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs Bank
USA	$ (930,450)	$–	$–	$ 860,000	$ (70,450)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of August 31, 2019 (Unaudited):

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$ —	Swaps, at value	$ 930,450
Interest rate contracts	Futures contracts	48,671[1]	Futures contracts	42,280[1]

Total		$ 48,671		$ 972,730

1. The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the One Month Period Ended August 31, 2019 (Unaudited)

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$2,297,856

82      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$(297,820)	$(297,820)
Interest rate contracts	(783,486)	—	(783,486)

Total	$(783,486)	$(297,820)	$(1,081,306)

The table below summarizes the one month average notional value of futures contracts and the one month average notional value of swap agreements outstanding during the period.

Futures	Swap Agreements
$94,935,569	$7,847,680

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of July 31, 2019:

Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs Bank
USA	$ (632,630)	$–	$–	$ 590,000	$ (42,630)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of July 31, 2019:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$ —	Swaps, at value	$ 632,630
Interest rate contracts	Futures contracts	789,877[1]	Futures contracts	—[1]

Total		$ 789,877		$ 632,630

1. The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

83      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

Effect of Derivative Investments for the Year Ended July 31, 2019

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$55,232	$55,232
Interest rate contracts	697,947	—	697,947

Total	$697,947	$55,232	$753,179

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$(632,630)	$(632,630)
Interest rate contracts	622,145	—	622,145

Total	$622,145	$(632,630)	$(10,485)

The table below summarizes the twelve month average notional value of futures contracts and the five month average notional value of swap agreements outstanding during the period.

Futures	Swap Agreements
$87,140,573	$7,847,680

Note 5 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period August 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities sales of $4,526,694, which resulted in net realized losses of $86,393. For the period May 25, 2019 to July 31, 2019, the Fund did not engage in transactions with affiliates. For the one month period ended August 31, 2019 (Unaudited), the Fund did not engage in transactions with affiliates.

Note 6 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic

84      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

overnight cash balances at the custodian. For the year ended July 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,415.

Note 7 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 8 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund for the one month period ended August 31, 2019 (Unaudited) was $15,927,735 and $10,343,119, respectively, and during the year ended July 31, 2019 was $175,219,169 and $217,469,478, respectively.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

85      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

	One Month Ended August 31, 2019 (Unaudited) [1]		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	251,667	$2,775,918	2,475,679	$25,977,722	3,081,751	$33,249,682
Dividends and/or distributions reinvested	35,987	398,879	327,284	3,426,438	347,885	3,718,015
Redeemed	(180,809)	(1,996,175)	(3,256,200)	(33,996,208)	(3,916,504)	(41,779,794)

Net increase (decrease)	106,845	$1,178,622	(453,237)	$(4,592,048)	(486,868)	$(4,812,097)

Class C
Sold	65,309	$720,078	445,362	$4,635,606	761,628	$8,205,750
Dividends and/or distributions reinvested	4,324	47,907	58,108	606,705	65,858	703,140
Redeemed	(65,469)	(721,860)	(1,339,404)	(14,139,457)	(893,084)	(9,546,214)

Net increase (decrease)	4,164	$46,125	(835,934)	$(8,897,146)	(65,598)	$(637,324)

Class R
Sold	40,190	$442,933	486,574	$5,075,703	805,312	$8,642,719
Dividends and/or distributions reinvested	4,405	48,734	50,674	530,456	44,376	473,617
Redeemed	(38,865)	(428,190)	(512,103)	(5,354,442)	(391,867)	(4,171,516)

Net increase	5,730	$63,477	25,145	$251,717	457,821	$4,944,820

Class Y
Sold	70,840	$780,741	2,309,644	$23,802,066	2,173,981	$23,259,291
Dividends and/or distributions reinvested	8,029	88,964	74,462	777,216	70,154	746,080
Redeemed	(48,553)	(535,956)	(3,090,351)	(31,847,220)	(1,240,110)	(13,182,903)

Net increase (decrease)	30,316	$333,749	(706,245)	$(7,267,938)	1,004,025	$10,822,468

Class R5[3]
Sold	—	$—	937	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase	—	$—	937	$10,000	—	$—

86      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

	One Month Ended August 31, 2019 (Unaudited) [1]		Year Ended July 31, 2019[2]		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class R6
Sold	23,605	$260,485	238,957	$2,496,305	682,796	$7,331,314
Dividends and/or distributions reinvested	1,859	20,612	22,775	238,146	17,497	185,853
Redeemed	(16,525)	(181,875)	(487,266)	(5,127,923)	(154,954)	(1,644,164)

Net increase (decrease)	8,939	$99,222	(225,534)	$(2,393,472)	545,339	$5,873,003

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 12% (Unaudited) of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. Commencement date after the close of business on May 24, 2019.

Note 11 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

87      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Oppenheimer Intermediate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Intermediate Income Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations and the statement of changes in net assets for the year ended July 31, 2019, including the related notes, and the financial highlights for each of the periods ended July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations, changes in its net assets for the year ended July 31, 2019 and the financial highlights for each of the periods ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Intermediate Income Fund (formerly known as Oppenheimer Intermediate Income Fund and Oppenheimer Corporate Bond Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers;

88      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX

October 14, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

89      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

90      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 2.96% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $286,688 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $4,448,259 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

91      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

    At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Intermediate Income Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

    The Board’s Evaluation Process

    The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

    In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

92      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

    The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

    Factors and Conclusions and Summary of Independent Written Fee Evaluation

    A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

    The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

    The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

93      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited / Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

    B. Fund Investment Performance

    The Board noted that the Fund had changed its name and investment policy on January 14, 2019 and would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

    The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

    C. Advisory and Sub-Advisory Fees and Fund Expenses

    The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

    The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

    The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

    The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

94      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

    D. Economies of Scale and Breakpoints

    The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

    E. Profitability and Financial Resources

    The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

    F. Collateral Benefits to Invesco Advisers and its Affiliates

    The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

    The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

95      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Unaudited / Continued

    The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

96      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

97      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Intermediate Income Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Intermediate Income Fund into Invesco Oppenheimer Intermediate Income Fund.

The results of the voting on the above matter was as follows:

	Votes	Votes	Votes	Broker
Matter	For	Against	Abstain	Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	8,421,470	545,225	688,484	0

98      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

TRUSTEES AND OFFICERS Unaudited

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	240	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds	240	None
		Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

99      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

100      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

101      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	240	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	240	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown [3] – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	240	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry	240	None

3 Mss. Brown and Krentzman and Messrs. Motley, Vandivort and Vaughn were appointed as Trustees of the Trust effective June 10, 2019.

102      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Jack M. Fields (Continued)		company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	240	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	240	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman [3] – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the	240	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

103      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Elizabeth Krentzman (Continued)		Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	240	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	240	None

Joel W. Motley [3] – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			240	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	240	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

104      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	240	Federal Reserve Bank of Dallas

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	240	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	240	None

Daniel S. Vandivort [3] –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	240	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn [3] – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	240	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee and Vice Chair	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios);	240	ISO New England, Inc. (non-profit organization managing regional electricity market)

105      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Christopher L. Wilson (Continued)		Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments

106      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco

			N/A	N/A

107      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary, Jemstep, Inc.

Formerly: Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019	Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.; Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.;	N/A	N/A

108      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and

			N/A	N/A

109      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

110      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Assistant Treasurer, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer –Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

111      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

OTHER OFFICERS (CONTINUED)

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

112      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

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Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

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We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

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From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

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We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

113      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

114      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

115      INVESCO OPPENHEIMER INTERMEDIATE INCOME FUND

INVESCO’S PRIVACY NOTICE Continued

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-INTI-AR-1	09262019

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Trust it and certain affiliates and overed persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments become effective and supersede the no-action letter on October 3, 2019, 90 days after publication in the Federal Register. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PwC also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PwC concluded that PwC could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

During the reporting period, PwC advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Senior Associate, two PwC Managers, a PwC Senior Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments (or with respect to the PwC Senior Associate and one PwC Manager, was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibilities for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of July 31, 2019 (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following table.    Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the period since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$38,150
Audit-Related Fees	$0
Tax Fees(1)	$4,800
All Other Fees	$0

Total Fees	$42,950

(g)	PwC billed the Registrant aggregate non-audit fees of $4,800 for the fiscal year ended 2019.

(1)	Tax Fees for the fiscal year end July 31, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the period since each Fund’s commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0

Total Fees	$690,000

(1)	Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization.
(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,901,000 for the fiscal year ended July 31, 2019 for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of September 19, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 19, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	October 14, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	October 14, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	October 14, 2019